Exhibit 10.45

REVOLVING LINE OF CREDIT, ACQUISITION LINE OF CREDIT, TERM LOAN
AND
MORTGAGE LOAN AGREEMENT

             This Revolving Line of Credit, Acquisition Line of Credit, Term Loan and Mortgage Loan Agreement (this “Agreement”) is made as of this 4th day of June, 2001 by and between UFP Technologies, Inc., a Delaware corporation, having an address of 172 East Main Street, Georgetown, MA 01833 ("UFP"), Moulded Fibre Technology, Inc. a Maine corporation, having an address of 301 U.S. Route 1, Scarborough, ME 04074 (“MFT”), Simco Industries, Inc., a Michigan corporation, having an address of 51362 Quadrate Drive, Macomb Township, Michigan 48042 (“Simco”), Simco Automotive Trim, Inc., a Michigan corporation, having an address of 51362 Quadrate Drive, Macomb Township, Michigan 48042 (“SAT”) and Citizens Bank of Massachusetts, a Massachusetts banking corporation, having an address of 28 State Street, Boston, MA 02109 (the "Lender").  UFP, MFT, Simco and SAT are sometimes collectively referred to herein as the “Borrower”.

             WHEREAS, the Borrower and the Lender hereby desire to enter into this Agreement in order to provide for (i) a revolving loan credit facility for the working capital needs of Borrower; (ii) an acquisition line of credit to provide acquisition financing to Borrower; (iii) a term loan to term out existing loans with Lender; and (iv) a mortgage term loan to refinance existing indebtedness of Borrower with respect to a  commercial real estate property located at 172 East Main Street, Georgetown, MA (the “Property”), by the Lender to the Borrower upon the terms set forth herein.

             The Borrower and the Lender hereby respectively act and agree as follows:

1.          Definitions.

1.1.  Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

             “Accounts Receivable” means all Borrower’s accounts, accounts receivable, rental and lease payments receivable, contract rights, notes, bills, drafts, acceptances, instruments, documents, chattel paper and all other debts, obligations and liabilities in whatever form owing to Borrower from any Person (as defined below) for goods sold by it or for services rendered by it, or however otherwise established or created, all guaranties and security therefor, all right, title and interest of Borrower in the goods or services which gave rise thereto, including rights to reclamation and stoppage in transit and all rights of an unpaid seller of goods or services; whether any of the foregoing be now existing or hereafter arising, now or hereafter received by or owing or belonging to Borrower.

             "Aggregate Revolving Loans" - The aggregate principal amount of the Revolving Loans from the Lender to the Borrower outstanding at any time.

             "Acquisition Loan" - The Loans made by the Lender pursuant to Section 2.2 of this Agreement.

             “Acquisition Loan Maturity Date” means April 30, 2003.

             "Acquisition Note(s) " - The Acquisition Line of Credit Note of the Borrower to Lender in the original principal amount of $4,000,000.00 and any additional notes executed and delivered by Borrower to Lender in accordance with Section 2.2(c) below.

             “Applicable Margin” means the number of Basis Points (“bps”) in the table set forth below corresponding to the then applicable Total Funded Debt to EBITDA Ratio and corresponding to either the LIBOR Rate or the Prime Rate as elected by Borrower.

Total Funded Debt to EBITDA Ratio	LIBOR Rate	Prime Rate

when less than 2.00x	125 bps	0 bps
when less than 2.50x	150 bps	0 bps
when less than 3.00x	175 bps	0 bps
when less than 3.25x	200 bps	0 bps
when less than 3.50x	225 bps	13 bps
when greater than or equal to 3.50x	250 bps	25 bps

Changes in the Applicable Margin shall occur on the third Banking Day after quarterly financial statements and quarterly compliance certificates have been received by Lender in accordance with Section 7.1.b. below, as applicable.  During any period when an Event of Default shall have occurred and be continuing or in the event that Borrower fails to provide Lender with the quarterly financial statements and quarterly compliance certificates for any fiscal quarter of Borrower on the due date thereof (which Event of Default or failure to provide such quarterly financial statements and quarterly compliance certificates  is not waived or extended as provided herein), then until such Event of Default is cured or waived or such financial information is provided, as the case may be, the Applicable Margin shall be equal to the maximum amount set forth in the table above subject to adjustment effective upon actual receipt of such financial information.   For purposes of determining the Applicable Margin, no extra grace or cure period beyond the date specified in Section 7.1.b. for delivery of the quarterly financial statements and quarterly compliance certificates shall apply.

             “Applicable Maturity Date” means (a) with respect to the Revolving Loan, the Revolving Loan Maturity Date, (b) with respect to the Acquisition Loan, the Acquisition Loan Maturity Date, (c) with respect to the Term Loan, the Term Loan Maturity Date, and (d) with respect to the Mortgage Loan, the Mortgage Loan Maturity Date.

             “Applicable Rate” means, at any date, the sum of:

(a)                                  (i)          with respect to each portion of the Loans subject to a LIBOR Rate Option, the sum of the Applicable Margin (which may change during the Interest Period in accordance with the definition of “Applicable Margin”) plus the LIBOR Rate with respect to such LIBOR Rate Option; or

                                        (ii)         with respect to each other portion of the Loans, the sum of the Applicable Margin (which may change during the Interest Period in accordance with the definition of “Applicable Margin”) plus the Prime Rate;

             plus      (b)        an additional four percent (4.0%) per annum effective upon the occurrence and continuance of an Event of Default after the expiration of any applicable grace or cure periods until the earlier of such time as (i) such Event of Default is no longer continuing or (ii) such Event of Default is deemed to no longer exist, in each case pursuant to Section 8.1 of this Agreement.

             “Basis Point” means one one-hundredth of one percent (1/100%);

             "Borrowing Base" - An amount equal to the sum of (i) 80% of the Borrower's Eligible Receivables outstanding from time to time, plus (ii) 50% of Borrower’s Eligible Finished Goods Inventory, plus (iii) 50% of Borrower’s Eligible Raw Materials Inventory provided that (A) the aggregate amount of advances based upon Borrower’s Eligible Finished Goods Inventory shall not exceed $750,000.00, and (B) the aggregate amount of advances based upon Borrower’s Eligible Raw Materials Inventory plus Borrower’s Eligible Finished Goods Inventory shall not exceed $3,000,000.00; minus (iv) 100% of the aggregate amount of commercial and stand-by letters of credit issued by the Bank for the account of the Borrower and all outstanding banker’s acceptances and bill of lading guaranties issued for the account of the Borrower.

Lender hereby reserves the right, exercisable in its sole discretion in the event that it determines in good faith that there has occurred a significant change or deterioration in the composition, character or quality of the Collateral, to adjust any of the percentages set forth above on ten (10) days notice to the Borrower.

             "Business Day" - any day on which the Lender is open for business.

             “Capital Expenditures” - All acquisitions of machinery, equipment, land, leaseholds, buildings, improvements and all other expenditures considered to be fixed assets under GAAP, consistently applied.  Where an asset is acquired under a Capital Lease, the amount required to be capitalized shall be considered a Capital Expenditure during the first year of the lease.

             "Capital Leases" - All leases which are required to be capitalized pursuant to Statement of Financial Accounting Standards No. 13 or any successor thereto.

             “Change in Control”shall mean the occurrence of any of the following:

                           (a)         the acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of greater than 50% of the issued and outstanding capital stock of the Borrower having the right, under ordinary circumstances, to vote for the election of directors of the Borrower.

                           (b)        more than half of the persons who were directors of the Borrower on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), cease, for any reason other than death or disability, to be directors of Borrower.

             “Collateral” - as defined in the Security Agreements given by UFP, MFT, Simco and SAT in favor of Lender of even date herewith and any other collateral pledged by Borrower in connection with this Agreement as security for the Obligations.

             “Debt Service” means the sum of the Borrower’s interest expense for such period plus the aggregate principal of the Borrower’s Indebtedness for borrowed money (including the Loans, but excluding principal payments that could result from occurrence of the expiration date) payable during such period plus the Borrower’s aggregate payments due during such period with respect to Capital Leases (to the extent not already counted toward Debt Service).

             “Debt Service Coverage Ratio”- For any fiscal period of the Borrower, the following formula which shall apply to the Borrower on a consolidated basis:  Operating Cash Flow divided by Debt Service.

             “Distributions”  - for the applicable period, the aggregate of all amounts paid or payable (without duplication) as dividends, distributions or owner withdrawals, and includes any purchase, redemption or other retirement of any ownership interests directly or indirectly through a subsidiary or otherwise and includes return of capital to members.

             “EBITDA” – For any period, the Borrower’s earnings before interest, taxes, depreciation and amortization, determined in accordance with GAAP to be calculated on a rolling four-quarter basis.

             “Eligible Finished Goods Inventory” - Inventory which satisfies the definition of Eligible Inventory but constitutes only finished goods.

             “Eligible Inventory” - Inventory owned by the Borrower consisting of raw materials or finished goods but excluding work-in-process, valued (net of reserves), at the lower of market value or the Borrower’s cost, on a first-in, first-out basis which is initially and at all times until sold: not more than one (1) year old, new and unused, in first-class condition, merchantable and saleable through normal trade channels; at a location in the Commonwealth of Massachusetts which location is directly leased or owned by Borrower (and, if applicable, as to which Lender shall have received, if required in its discretion, a Landlord’s Waiver); covered by insurance naming Lender as loss payee in accordance with the Security Agreement; subject to a perfected first-priority security interest in favor of Lender; owned by the Borrower free and clear of any Lien except in favor of Lender or as permitted under this Agreement and not subject to any judgment, order or decree which restricts or prevents the Borrower from selling the same; and which has not been designated by Lender in its discretion as unacceptable for any reason by notice to the Borrower; provided that Inventory shall be excluded for purposes of determining the Borrowing Base if such items are located at a third party manufacturer and not in the immediate possession of Borrower.

             “Eligible Raw Materials Inventory” - Inventory which satisfies the definition of Eligible Inventory but constitutes only raw materials.

             "Eligible Receivables" - Account Receivables owing to the Borrower which initially and at all times until collected in full:

             (a) is not more than sixty (60) days from the due date of invoice;

             (b) arose in the ordinary course of business from the domestic performance of services or the outright sale, lease or rental of goods (excluding conditional sale and sale or return); such services have been performed or such goods have been shipped to or otherwise delivered for the use of  the account debtor; and in the case of goods, Borrower has possession of or has delivered to Lender shipping and delivery receipts evidencing shipment;

             (c) is not owed by an account debtor who is an employee or parent, subsidiary or other affiliate of Borrower, unless Lender has approved such account debtor in writing, which approval shall not unreasonably be withheld in the event that all transactions with such account debtor are on arm’s length market terms;

             (d) is not evidenced by a promissory note or other instrument, is subject to a perfected security interest in favor of Lender and is not subject to any other Lien (other than a Permitted Lien);

             (e) is a non-contingent obligation that is not subject to a claim or threatened claim of set-off, credit, defense, warranty claim, allowance or adjustment by the account debtor except normal discount allowed in the ordinary course for prompt payment, and such account debtor has not complained as to its liability thereon nor returned any of the subject goods;

             (f)  did not arise out of any sale made on an advanced billing, bill and hold, dating or delayed shipment basis, and are not billings for customer deposits;

             (g) is owed by an account debtor as to which Borrower has received no notice and has no knowledge of bankruptcy, insolvency or other facts which make collection doubtful, and has not been turned over to a collection agency or attorney;

             (h) the account debtor is not located in any state denying creditors access to its courts in the absence of such creditor's qualification to conduct business as a foreign corporation in such state or complying with other filing or reporting requirements unless Borrower has or shall file all legally required filings and reports, obtained any necessary authorities or certificates to do business, and paid any applicable taxes and/or fees to the applicable state agency in such state, or is not required to do so;

             (i) if owed by the United States of America, has upon Lender’s request therefor been properly assigned to Lender pursuant to the Federal Assignment of Claims Act, and is not subject to any right of offset or other claims;

             (j) has not been designated by Lender in its sole discretion based upon Lender's customary and reasonable credit practices as unacceptable for any reason by notice (which need not be in writing) to Borrower;

              (k) accounts payable by Borrower to an account debtor shall be netted against Eligible Receivables due from such debtor and the difference (if positive) shall constitute Eligible Receivables from such account debtor for purposes of determining the Borrowing Base;

             (l) is not owed by an account debtor whose principal place of business is located outside of the United States of America unless insured with credit insurance acceptable to Lender and with respect to which Lender is named as loss payee or backed by a letter of credit acceptable to the Lender;

             (m) if more than twenty-five (25%) percent of the Account Receivables due from any account debtor are more than ninety (90) days from invoice date, none of the Accounts from such account debtor shall be Eligible Receivables until such time as less than twenty-five (25%) of Accounts due from such account debtor are, as a result of payments made to the Borrower thereon, more than ninety (90) days from invoice date.

             Characterization of any Account Receivable due from an account debtor as an Eligible Receivable shall not be deemed a determination by Lender as to its actual value nor in any way obligate Lender to accept any Account Receivable subsequently arising from such account debtor to be, or to continue to deem such Account Receivable to be, an Eligible Receivable; it is Borrower's responsibility to determine the creditworthiness of account debtors and all risks concerning the same and collection of Accounts Receivable are with Borrower.  All Accounts Receivable which are not Eligible Receivables also constitute Collateral.

             "ERISA" - the Employee Retirement Income Security Act of 1974, as amended.

             "Event of Default" - As defined in Section 8.1.

             "Expiration Date" - April 30, 2003, subject to extension in the Lender's sole discretion.

             “GAAP” - generally accepted accounting principles consistently applied.

             "Indebtedness" - The total of all obligations of a Person, whether current or long-term, which in accordance with generally accepted accounting principles would be included as liabilities upon such Person's balance sheet at the date as of which Indebtedness is to be determined, and shall also include guaranties, endorsements (other than for collection in the ordinary course of business) or other arrangements whereby responsibility is assumed for the obligations of others, whether by agreement to purchase or otherwise acquire the obligations of others, including any agreement, contingent or otherwise, to furnish funds through the purchase of goods, supplies or services for the purpose of payment of the obligations of others.

             “Interest Period” means with respect to a  LIBOR Rate Loan, the period commencing on the date of the making of such LIBOR Rate Loan and ending one, two, three, six, nine or twelve months thereafter depending upon the duration of the LIBOR Rate Loan, but not later than the Applicable Maturity Date.

             "Inventory" - All goods now owned or hereafter acquired by a Person and intended for sale, including raw materials, work-in-process and finished goods, which would, in accordance with generally accepted accounting principles, be classified as inventory of a Person conducting a business the same as or similar to that of such Person.

             “Letter(s) of Credit” shall have the meaning as set forth in Section 2.7(a) of this Agreement.

             “LIBOR Breakage Costs” shall mean with respect to any LIBOR Rate Loan, the product of (i) the amount of the LIBOR Rate Loan which is pre-paid or failed to be borrowed times (ii) the difference between the existing LIBOR Offer Rate on said LIBOR Rate Loan and the rate at which Bank reasonably determines that such amounts can be placed in the London Interbank Market or in United States Government Securities (whichever rate is higher) for the remainder of the Interest Period times (iii) the number of days until the expiration of the Interest Period divided by 360.

             “LIBOR Rate Loan” shall mean the Loan(s) at such times as they bear interest calculated pursuant to the LIBOR Rate Option.

             “LIBOR Offer Rate” means, as applicable to any LIBOR Rate Loan and the LIBOR Rate Option, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Rate Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such LIBOR Rate Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to the interest period on the Reuters Page “LIBO” (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two (2) London Banking Days prior to the beginning of such Interest Period.  “Banking Day” shall mean in respect of any city, any date on which commercial banks are open for business in that city.  If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Rate Loan which are offered by four major banks in the London interbank market as approximately 11:00 a.m. London time, on the day that is two (2) London Banking Days preceding the first day of such LIBOR Rate Loan as selected by the Calculation Agent.  The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate.  If at least two such quotations are provided, the rate for that date will be arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Rate Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that its two London Banking Days preceding the first day of such LIBOR Rate Loan.  In the event that Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Rate Loan cannot be determined.  In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Bank then for any period of funding for which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.              “LIBOR Rate Option” means Borrower’s option to elect to pay interest with respect to the Loan at a per annum rate equal to the sum of the LIBOR Offer Rate, plus the Applicable Margin.

             "Lien" - Any mortgage, pledge, assignment, lien, charge, encumbrance or security interest of any kind whatsoever, or the interest of a vendor or lessor under a conditional sale, title retention or capital lease agreement.

             "Loans" - Any Obligations of the Borrower to the Lender under this Agreement, including under the Revolving Loan, the Acquisition Loan, the Term Loan and the Mortgage Loan.

             “Loan to Value Ratio” shall mean the outstanding balance of the Mortgage Loan divided by the fair market value of the Mortgaged Property as determined by an appraisal acceptable to Lender in its sole discretion and performed by an appraiser acceptable to Lender in its sole discretion.

             “Maximum Acquisition Loan Credit” - $4,000,000.00

             “Maximum Revolving Loan Credit” - $10,000,000.00

             “Material Adverse Change” means any event, fact, circumstance, change in, or effect on, the business of the Borrower which, individually or in the aggregate, on a cumulative basis with any other circumstances, changes in, or effect on the Borrower or its assets which:

             (a)         is, or could be reasonably expected to be, materially adverse to the business, operations, assets or liabilities (including, without limitation, contingent liabilities), employee relationships, customer or supplier relationships, results of operations or the condition (financial or otherwise) of the Borrower;

             (b)        could be reasonably expected to be to materially adversely affect the ability of the Borrower to operate or conduct business in all material respects in the manner in which it is currently operated or conducted by the Borrower or to perform its obligations under the Loan Documents; or

             (c)         could be reasonably expected to have a material adverse effect or result in an adverse change in value, enforceability, collectability or the nature of its assets.

             "Mortgage" -  a certain Mortgage and Security Agreement by Borrower to Lender of even date herewith covering the Mortgaged Property.

             “Mortgage Loan” - As defined in Section 2.4 of this Agreement.              “Mortgage Loan Maturity Date” means June 4, 2006.

             "Mortgage Note" - The Promissory Note of even date herewith by Borrower to Lender in the original principal amount of $2,500,000.00.

             “Mortgaged Property" - the real property located at 172 East Main Street, Georgetown, MA as more particularly described in the Mortgage.

             "Notes" - collectively, the Revolving Note, the Acquisition Note, the Term Note and the Mortgage Note.

             “Obligations” means all loans, advances, debts, liabilities, obligations (including without limitation for reimbursement in connection with guaranties and letters of credit), agreements, undertakings, covenants and duties owing or to be performed or observed by Borrower  to or in favor of Lender, of every kind and description (whether or not: evidenced by any note or other instrument; for the payment or money; arising out of this Agreement or any other agreement between Lender and Borrower, or any other instrument of Borrower in favor of Lender; arising out of or relating or similar to transactions described herein; or contemplated as of the date hereof), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation all interest, fees, charges, and amounts chargeable to Borrower under this Agreement, the Notes or the Letters of Credit;  “Obligations” includes any swap transaction or other interest rate protection transaction involving the Lender (or any parent, subsidiary or affiliate of Lender) and the Borrower.

             “Operating Cash Flow” - EBITDA less non-financed Capital Expenditures less Distributions less cash taxes by Borrower

             "PBGC" - Pension Benefit Guaranty Corporation

             "Person" - An individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

             “Prime Rate” - The variable per annum rate of interest so designated from time to time by the Lender as its prime rate.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.  The rate of interest hereunder shall change simultaneously and automatically, without further notice, upon the Lender’s determination and designation from time to time of the Prime Rate.  The Lender’s determination and designation from time to time of the Prime Rate shall not in any way preclude the Lender form making loans to other borrowers at rates that are higher or lower than or different from the referenced rate.

             "Revolving Loan(s)" - The Loans made by the Lender pursuant to Section 2.1 of this Agreement.

             “Revolving Loan Maturity Date” means April 30, 2003.

             "Revolving Note " - The Revolving Line of Credit Note of the Borrower to Lender in the original principal amount of $10,000,000.00.              "Security Agreements" - As defined in Section 3.1 of this Agreement.

             “Senior Funded Debt” means the total of (i) indebtedness or liability of Borrower for borrowed money; (ii) obligations of Borrower as lessee under capital leases; (iii) obligations of Borrower under letters of credit issued for the account of the Borrower, and (iv) obligations of Borrower secured by any lien on property owned by the Borrower whether or not the obligations have been assumed by a third party, unless any of the foregoing described in (i) through (iv) above, are subordinated in favor of Lender on terms and conditions acceptable to Lender.

             “Subordinated Debt” means Indebtedness of Borrower subordinated in writing in a manner approved by Lender to the prior payment, in full, of the Notes and all other monetary obligations owed by Borrower to Lender.

             “Tangible Net Worth” means the excess of Borrower’s assets over Borrower’s liabilities minus (i) goodwill, if any, unamortized patent costs, intangibles (as determined in accordance with GAAP), and (ii) accounts receivable as defined by generally accepted accounting standards and Indebtedness owing to Borrower from any employee or parent, subsidiary or other affiliate of Borrower.

             "Term Loan" - The term loan made by the Lender pursuant to Section 2.3 of this Agreement.

             “Term Loan Maturity Date” means June 4, 2006.

             "Term Note " - The Term Note of the Borrower to Lender in the original principal amount of $6,500,000.00.

             “Total Funded Debt”means all borrowed money as reflected in Borrower’s consolidated financial statements.

             “Total Funded Debt to EBITDA Ratio” means the ratio of Total Funded Debt to EBITDA to be tested on a quarterly basis.

             1.2.  Use of Defined Terms.  Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class.  Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

             2.          Terms of Loan Facilities.

             2.1.       Revolving Line of Credit.

             2.1 (a).  Revolving Loan(s).   Subject to the terms and conditions hereinafter set forth, Lender will make loans to the Borrower (the "Revolving Loans"), in the sole discretion of Lender in each instance, at the address of Lender set forth above in an aggregate principal amount not exceeding the lesser of (i) the Maximum Revolving Loan Credit or (ii) the Borrowing Base then in effect on any Business Day prior to the first to occur of (i) the Revolving Loan Maturity Date or (ii) the earlier termination of this Agreement pursuant to Section 8.1 of this Agreement in such amounts as the Borrower may request.  The Revolving Loans shall be evidenced by the Revolving Note of the Borrower, dated as of the date hereof.  Provided no Events of Default beyond any applicable cure periods exist under this Agreement or the other Loan Documents, Borrower may from time to time, borrow, repay and re-borrow principal under the Revolving Note so long as the outstanding Aggregate Revolving Loans do not exceed the Maximum Revolving Loan Credit or the Borrowing Base then in effect. The Borrower may also request commercial and stand-by letters of credit under the Revolving Loan as more particularly set forth in Section 2.7 below, but in no event shall the sum of the Aggregate Revolving Loans and Letters of Credit exceed the lesser of the Maximum Revolving Loan Credit or the Borrowing Base.  The Borrower shall repay in full all amounts due under the Revolving Note upon the first to occur of (i)  the Revolving Loan Maturity Date (unless the same is extended by the Lender in its sole discretion) or (ii) an acceleration under Section 8.2 of this Agreement following an Event of Default beyond any applicable cure periods.  The Borrower shall repay the Aggregate Revolving Loans in part from time to time in such principal amounts as may be necessary to ensure that the Aggregate Revolving Loans at no time exceed the lesser of the Maximum Credit or the Borrowing Base then in effect.  Notwithstanding that the definition of "Maximum Revolving Loan Credit" in Section 1.1, nothing contained in this Agreement shall be construed to obligate Lender to make any Revolving Loan after the Revolving Loan Maturity Date or earlier termination of this Agreement pursuant to Section 8.2; further, nothing herein shall be construed to obligate the Lender to make any Revolving Loan in excess of the Borrowing Base; but in either such case the Lender may choose to do so and all Revolving Loans shall in any event be secured by the Collateral.

             2.1(b).  Interest Payments under the Revolving Loans.  Borrower shall pay interest on the outstanding principal amount of the Revolving Loans outstanding from time to time, from the date of the initial advance under the Revolving Loans until payment of the Revolving Loans in full, such interest to be payable monthly in arrears commencing on the first day of the month following the date of the initial advance under the Revolving Loans by Lender as requested by Borrower (the “First Payment Date”) and thereafter on the first day of each subsequent month during the term of the Revolving Loans or, in the event Borrower has elected and been granted a LIBOR Rate Option, in accordance with Section 2.5(a) of this Agreement.  Unless the Borrower has elected and been granted a LIBOR Rate Option with respect to the Loans or any portion thereof, (in which case interest shall be computed as provided hereinafter), all Revolving Loans shall bear interest at a fluctuating per annum rate of interest equal to the Prime Rate plus the Applicable Margin from the date of the initial advance under the Revolving Loans to the earlier of (i) the Revolving Loan Maturity Date (unless the same is extended by the Lender in its sole discretion) or (ii) an acceleration under Section 8.2 of this Agreement following an Event of Default (such borrowings are herein referred to as “Prime Rate Loans”).  All computations of interest shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed.

             2.1(c).   Principal Repayment under Revolving Loans.    Borrower shall make interest only payments under the Revolving Loans from the date of initial advance under the Revolving Loans until the Revolving Loan Maturity Date.  Overdue principal and interest payments shall be subject to a late charge of five percent (5%) and shall also bear interest at a per annum rate equal to the Applicable Rate.  In the event of repayment of all or a portion of the Revolving Loan or conversion of the Revolving Loan to a Prime Rate Loan for any reason other than at the end of any Interest Period, the Borrower shall also pay to the Bank all applicable LIBOR Breakage Costs and or interest rate hedge agreement breakage costs, if applicable, associated with the repayment or conversion of the Revolving Loan.              2.1(d).  Advances under the Revolving Loans.  The availability of funds under the Revolving Loans shall expire on the Revolving Loan Maturity Date.   Advances under the Revolving Loan shall be used solely for working capital purposes of the Borrower.  No advances shall be made under the Revolving Loans after the Revolving Loan Maturity Date except in the sole discretion of Lender.   The minimum advance under the Revolving Loans shall be $10,000.00.  Borrower shall notify Lender at least two (2) Business Days prior to any requested advance.  Lender reserves the right not to fund any advances under the Revolving Loans in its sole discretion or upon an Event of Default beyond any applicable cure periods under this Agreement.

2.2        Acquisition Line of Credit.

             2.2 (a).  Acquisition Loans.   Subject to the terms and conditions hereinafter set forth, Lender will make loans to the Borrower (the "Acquisition Loans"), in the sole discretion of Lender in each instance, at the address of Lender set forth above in an aggregate principal amount not exceeding the Maximum Acquisition Loan Credit prior to the first to occur of (i) the Acquisition Loan Maturity Date or (ii) the earlier termination of this Agreement pursuant to Section 8.1 of this Agreement in such amounts as the Borrower may request.  The Acquisition Loans shall be evidenced by the Acquisition Note of the Borrower, dated as of the date hereof and any additional notes executed and delivered by Borrower to Lender as set forth in Section 2.2 (c) below.  Provided no Events of Default beyond any applicable cure periods exist under this Agreement or the other Loan Documents, Borrower may from time to time, borrow, repay and re-borrow principal under the Acquisition Note so long as the outstanding aggregate principal balance of the Acquisition Loans does not exceed the Maximum Acquisition Loan Credit. The Borrower shall repay in full all amounts due under the Acquisition Note upon the first to occur of (i)  the Acquisition Loan Maturity Date (unless the same is extended by the Lender in its sole discretion) or (ii) an acceleration under Section 8.2 of this Agreement following an Event of Default beyond any applicable cure periods.  Mandatory repayments of the Acquisition Loan shall also be made in accordance with Section 2.2(c) below.

             2.2(b).  Interest Payments under the Acquisition Loan.  Borrower shall pay interest on the outstanding principal amount of the Acquisition Loan outstanding from time to time, from the date of the initial advance under the Acquisition Loan until payment of the Acquisition Loan in full, such interest to be payable monthly in arrears commencing on the First Payment Date and thereafter on the first day of each subsequent month during the term of the Acquisition Loan or, in the event Borrower has elected and been granted a LIBOR Rate Option, in accordance with Section 2.5(a) of this Agreement.  Unless the Borrower has elected and been granted a LIBOR Rate Option with respect to the Loans or any portion thereof, (in which case interest shall be computed as provided hereinafter), all Acquisition Loans shall bear interest at a fluctuating per annum rate of interest equal to the Prime Rate plus the Applicable Margin from the date of the initial advance under the Acquisition Loans to the earlier of (i) the Acquisition Loan Maturity Date (unless the same is extended by the Lender in its sole discretion) or (ii) an acceleration under Section 8.2 of this Agreement following an Event of Default.  All computations of interest shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed.              2.2(c).   Principal Repayment under Acquisition Loans.    Each advance under the Acquisition Loan shall be due and payable within  nine (9) months after the date of such advance (the “Acquisition Loan Repayment Period”).  Lender agrees to provide additional term financing to Borrower for each advance under the Acquisition Loan.  Borrower and Lender shall mutually agree upon the terms of such financing including the new maturity date and the monthly principal amortization schedule prior to the expiration of the Acquisition Loan Repayment Period.  Borrower shall execute and deliver to Lender a separate promissory note incorporating the agreed upon terms for such financing for each advance prior to the expiration of the Acquisition Loan Repayment Period.  In the event that Borrower and Lender fail to mutually agree upon the terms for such additional financing prior to the expiration of the Acquisition Loan Repayment Period, Borrower shall make payment in full of the amount of such advance on or before the expiration of the Acquisition Loan Repayment Period.   Overdue principal and interest payments under any of the Acquisition Notes shall be subject to a late charge of five percent (5%) and shall also bear interest at a per annum rate equal to the Applicable Rate.  In the event of repayment of all or a portion of the Acquisition Loan or conversion of the Acquisition Loan to a Prime Rate loan for any reason other than at the end of any Interest Period, the Borrower shall also pay to the Bank all applicable LIBOR Breakage Costs and or interest rate hedge agreement breakage costs, if applicable, associated with the repayment or conversion of the Acquisition Loan.

             2.2(d).  Advances under the Acquisition Loan.  The availability of funds under the Acquisition Loan shall expire on the Acquisition Loan Maturity Date.   Advances under the Acquisition Loan shall be used solely for financing the acquisitions of property, plant or equipment or any third party business or businesses to be acquired by the Borrower.  All Advances and the amounts of such Advances under the Acquisition Loan shall be in the sole discretion of Lender.  Borrower shall provide Lender with all necessary financial, accounting and other due diligence information required by Lender prior to any advance for the acquisition of third party businesses by Borrower.  The minimum advance under the Acquisition Loan shall be $10,000.00.   No advances shall be made under the Acquisition Loans after the Acquisition Loan Maturity Date except in the sole discretion of Lender.   Borrower shall notify Lender at least ten (10) Business Days prior to any requested advance.  Lender reserves the right not to fund any advances under the Acquisition Loan in its sole discretion or upon an Event of Default beyond any applicable cure periods under this Agreement.

2.3.       Term Loan.

             2.3(a).   Terms of Term Loan.  Pursuant to this Agreement, Lender agrees to lend to the Borrower as of the date hereof a term loan in the original principal amount of $6,500,000.00 (the "Term Loan”) in order to refinance and term out an existing line of credit between Borrower and  Lender to be evidenced by the Term Note of the Borrower.

             2.3(b). Term Loan Payments.  The Borrower will pay interest on the outstanding principal amount of the Term Loan from the date hereof until payment of the Term Loan in full such interest to be payable monthly in arrears commencing on the first day of the next month following the date of this Agreement (the “First Term Loan Payment Date”)  and thereafter on each monthly anniversary of the First Term Loan Payment Date or, in the event Borrower has elected and been granted a LIBOR Rate Option, in accordance with Section 2.5(a) of this Agreement until the Term Loan Maturity Date.  Unless the Borrower has elected and been granted a LIBOR Rate Option with respect to the Loans or any portion thereof, (in which case interest shall be computed as provided hereinafter), the Term Loan shall bear interest at a fluctuating per annum rate of interest equal to the Prime Rate plus the Applicable Margin from the date of the initial advance under the Term Loan to the earlier of (i) the Term Loan Maturity Date or (ii) an acceleration under Section 8.2 of this Agreement following an Event of Default. Interest shall be calculated on the basis of the number of actual days elapsed and a 360-day year.  Commencing on the First Term Loan Payment Date and continuing until the Term Loan Maturity Date, Borrower shall make fixed principal payments on a monthly basis in the amount of $108,333.00 based upon a five (5) year straight line amortization schedule under the Term Note.   Upon the Term Loan Maturity Date, the entire remaining balance of the Term Loan shall be immediately due and payable.  Overdue principal and interest payments shall be subject to a late charge of five percent (5%) and shall also bear interest at a rate equal to four percent (4%) per annum payable on demand above the then existing interest rate for the Term Note.  In the event of repayment of all or a portion of the Term Loan or conversion of the Term Loan to a Prime Rate Loan for any reason other than at the end of any Interest Period, the Borrower shall also pay to the Bank all applicable LIBOR Breakage Costs and or interest rate hedge agreement breakage costs, if applicable, associated with the repayment or conversion of the Term Loan.

             2.4.       Mortgage Loan.

             2.4(a)    Terms of Mortgage Loan.  Pursuant to this Agreement, Lender agrees to lend to Borrower as of the date hereof a commercial mortgage loan in the original principal amount of $2,500,000.00 (the "Mortgage Loan”) for the refinancing of the Mortgaged Property to be evidenced by the Mortgage Note of Borrower.

             2.4(b)   Mortgage Loan Payments.  The Borrower will pay interest on the outstanding principal amount of the Mortgage Loan from the date hereof until payment of the Mortgage Loan in full such interest to be payable monthly in arrears commencing on the first day of the next month following the date of this Agreement (the “First Mortgage Loan Payment Date”) and thereafter on the first day of each subsequent month until the Mortgage Loan Maturity Date.  Unless the Borrower has elected and been granted a LIBOR Rate Option with respect to the Loans or any portion thereof, (in which case interest shall be computed as provided hereinafter), the Mortgage Loan shall bear interest at a fluctuating per annum rate of interest equal to the Prime Rate plus the Applicable Margin from the date of the initial advance under the Mortgage Loan to the earlier of (i) the Mortgage Loan Maturity Date or (ii) an acceleration under Section 8.2 of this Agreement following an Event of Default.  Interest shall be calculated on the basis of the number of actual days elapsed and a 360-day year.  Commencing on the First Mortgage Loan Payment Date and continuing until the Mortgage Loan Maturity Date, Borrower shall make fixed principal payments on a monthly basis in the amount of $13,889.00 based upon a fifteen (15) year amortization schedule under the Mortgage Note.   Upon the Mortgage Loan Maturity Date, the entire remaining balance of the Mortgage Loan shall be immediately due and payable.  Overdue principal and interest payments shall be subject to a late charge of five percent (5%) and shall also bear interest at a rate equal to four percent (4%) per annum payable on demand above the then existing interest rate for the Mortgage Note.   In the event of repayment of all or a portion of the Mortgage Loan or conversion of the Mortgage Loan to a Prime Rate Loan for any reason other than at the end of any Interest Period, the Borrower shall also pay to the Bank all applicable LIBOR Breakage Costs and or interest rate hedge agreement breakage costs, if applicable, associated with the repayment or conversion of the Mortgage Loan.

             2.5        LIBOR Borrowings under the Loans.

             2.5(a).   Conversion to LIBOR Rate Loan.   Borrower may, from time to time, elect to convert the entire balance of any or all of the applicable Loans (provided Borrower has not chosen a fixed rate of interest under either the Term Loan or the Mortgage Loan) or any portion thereof in increments of not less than $250,000.00, to a LIBOR Rate Loan, and Borrower may so convert the applicable Loans by giving notice of such request or election to the Lender (each a "LIBOR Conversion Notice"), at least two (2) banking days prior to the effective date of such election.  Such election may be for a period of one, two, three, six, nine or twelve months in each instance.  Interest on the Loans when they are LIBOR Rate Loans shall be due and payable on the last day of each applicable Interest Period, or if the applicable Interest Period is more than ninety (90) days, on each ninetieth (90th) day during such Interest Period.  The Borrower may not request that the Loan be a LIBOR Rate Loan after the occurrence of an Event of Default beyond any applicable cure periods which has not been waived in writing by Bank.

             2.5(b)   Conversion to Prime Rate Loans.  In the event that Borrower does not notify Lender at least two (2) banking days before the end of the applicable Interest Period of its election hereunder to continue to select the LIBOR Rate Option with respect to the applicable Loans in accordance with the provisions of this Agreement, such Loans (or applicable portions thereof) shall be automatically converted to a Prime Rate Loan at the end of the applicable Interest Period.

             2.5(c)    Suspension of LIBOR Rate Loans.    In the event, that prior to the commencement of any Interest Period, Lender determines that adequate and reasonable methods do not exist for the Lender to ascertain the LIBOR Rate that would determine the rate of interest to be applicable to the Loans during such Interest Period, Lender shall promptly give notice of such determination to Borrower.  In such event (a) the pending LIBOR Conversion Notice shall be automatically withdrawn and shall be deemed a request for a Prime Rate Loan, (b) the Loans will automatically, on the last day of the then current Interest Period thereof, become Prime Rate Loans, and (c) the agreement of the Lender to convert the Loans to LIBOR Rate Loans shall be suspended until Lender determines that the circumstances giving rise to such suspension no longer exist.

             2.5(d)   Change in Law.   Notwithstanding any other provisions of this Agreement, if any present or future law, regulation, treaty or directive, or the interpretation or application thereof, shall make it unlawful for the Lender to make or maintain LIBOR Rate Loans, the Lender shall forthwith give notice of such circumstances to the Borrower and thereupon (a) the commitment of the Lender to convert the Loan from a Prime Rate Loan to a LIBOR Rate Loan shall forthwith be suspended, and (b) the Loans shall be converted automatically to a Prime Rate Loan on the last day of the Interest Period or within such earlier period as may be required by law.  Borrower hereby agrees promptly to pay to Lender upon demand, any additional amounts necessary to compensate Lender for any costs incurred by Lender in making any conversion in accordance with this Section, including any interest or fees payable by Lender to lenders of funds obtained by Lender in order to make or maintain a  LIBOR Rate Loan hereunder.              2.5(e)    Indemnification.  Borrower shall indemnify Lender and hold Lender harmless from and against any loss, cost or expense that Lender may sustain or incur as a consequence of (A) default by Borrower in payment of the principal amount of or any interest on a  LIBOR Rate Loan as and when due and payable, (B) revocation by Borrower in making a conversion to a LIBOR Rate Loan after Borrower has given a LIBOR Conversion Notice, and (C) the making by Borrower of any payment of the Loan when it is a LIBOR Rate Loan or the making of any conversion of any such LIBOR Rate Loan to a Prime Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto.  Such indemnified losses, costs and expenses shall include without limitation interest or fees payable by Lender to lenders of funds obtained by Lender in order to maintain any such LIBOR Rate Loan.

             2.5(f)    Limitation on LIBOR Rate Loans.  Borrower shall have not more than four (4) LIBOR Rate Loans outstanding at any time under each of the Revolving Loan and the Acquisition Loan and not more than two (2) LIBOR Rate Loans outstanding at any time under each of the Term Loan and the Mortgage Loan.

             2.6.       Unused Facility Fee.  In addition to any other amounts payable under this Agreement, the Borrower shall also pay to the Bank on the first day of each calendar quarter prior to the Revolving Loan Maturity Date and the Acquisition Loan Maturity Date, an Unused Facility Fee under both the Revolving Loan and the Acquisition Loan in the amount of one-quarter of one percent (.25%) per annum of the excess of (i) the Maximum Revolving Loan Credit over the actual daily average outstanding balance of the Revolving Loan for the preceding calendar quarter, and (ii) the Maximum Acquisition Loan Credit over the actual daily average outstanding balance of the Acquisition Loan for the preceding calendar quarter.

             2.7.       Letters of Credit.

             2.7(a).   Availability of Letters of Credit.  Provided no Event of Default or event which, with the passage of time, may become an Event of Default, exists under this Agreement or the Loan Documents, the Borrower may also request commercial and stand-by letters of credit (“Letters of Credit”) under the revolving line of credit established by Lender in Section 2.1 above, but in no event shall the sum of the Aggregate Revolving Loans and Letters of Credit exceed the lesser of the Maximum Revolving Loan Credit or the Borrowing Base.  Each Letter of Credit shall be issuable in such stated amount as the Borrower shall request on reasonable prior notice, in favor of such beneficiary to which the Borrower has actual or contingent obligations incurred in the ordinary course of business.  The Borrower agrees that, in connection with each Letter of Credit, Borrower shall execute and deliver to Lender the Lender’s form of Application and Agreement for Irrevocable Letter of Credit (the “LC Agreement”) which shall define the rights and obligations of Lender and the Borrower.  The expiration date and other material terms and provisions of each Letter of Credit shall be subject to the advance approval of Lender.  The expiration date of each Letter of Credit shall not be later than the Revolving Loan Maturity Date.   Borrower shall pay to Lender at the time of each request for a Letter of Credit (i) an issuance fee equal to two percent (2%) of the amount of each Letter of Credit, and (ii) the Lender’s then current application fee.  Any sum not reimbursed by the Borrower in accordance with the LC Agreement shall be payable ON DEMAND, shall constitute a “Loan” for purposes of this Agreement and shall bear interest which shall accrue, be calculated and be payable (in the absence of demand by Lender) at the Applicable Rate.  All obligations of the Borrower in respect of Letters of Credit, the LC Agreement and related Loans shall be secured by and entitled to the benefits of the Loan Documents.              2.7(b).   Collateral for Letters of Credit.   All obligations of the Borrower under the Letter of Credit and the LC Agreement shall be secured by and entitled to the benefits of the Loan Documents.  In the event that the Aggregate Revolving Loans under the Revolving Note and all other obligations of Borrower to Lender have been repaid in full but Letters of Credit are still outstanding, Borrower may obtain the release of the Security Agreements and the Mortgage provided only that Borrower maintains cash collateral in an amount and form satisfactory to Lender equal to the amount then available to be drawn under the Letters of Credit until the expiration of the outstanding Letters of Credit.

             2.8        Notations Reflecting Loans.  The Borrower hereby irrevocably authorizes the Lender to make or cause to be made on the books of the Lender, at or following the time of making each Loan and of receiving any payment of principal, an appropriate notation reflecting such transaction and the then aggregate unpaid principal balance of the Loans.  The amount so noted, and other regular entries by the Lender on its books with respect to interest and other charges, shall constitute presumptive evidence as to the amount owed by the Borrower with respect to principal of the Loans and with respect to interest and other charges.

             3.          Security for Loans.

             3.1.       Security.    As security for the Obligations of Borrower to Lender, the Borrower shall execute and deliver to Lender, among other things: (i) certain Security Agreements of even date by each Borrower granting to Lender a first priority security interest in all business assets of the Borrower including all patents and trademarks (the “Security Agreements”);  (ii) a certain Mortgage and Security Agreement of even date covering the Mortgaged Property; and (iii) a certain Collateral Assignment of Leases and Rents of even date (the “Lease Assignment”) covering the Mortgaged Property.  The Notes, this Agreement, the Security Agreements, the Mortgage, the Lease Assignment and all other documents executed in connection with this Agreement, shall be collectively referred to herein as the “Loan Documents”.

             4.          Borrowing Base Formula

             4.1        Amounts of Loans under Revolving Note.     No loan shall be made under the Revolving Note if such loan, together with the Aggregate Revolving Loans,would exceed the Borrowing Base (as defined in Section 1.1 above) then in effect, as reflected in the Borrowing Base Certificate (as defined below) most recently provided to the Lender or any information determined by the Lender in the interim, and if the Aggregate Revolving Loans at any time should exceed the Borrowing Base, the Borrower will make such repayment of principal as may be necessary to eliminate the excess.

             5.          Conditions to Loans.

             5.1.       Information to be Provided to Lender.  The funding of the first advance under the Loans is conditioned upon the Lender’s receipt of: (i) a true and correct copy of the organizational documents of Borrower, certified by the Secretary of State for each Borrower’s state of formation ; (ii) a certificate of said Secretary of State as to the legal existence and good standing of Borrower; (iii) a certificate of the Clerk/Secretary of the Borrower as to the incumbency and authority of the persons signing the Loan Documents on behalf of Borrower; (iv) the duly executed Notes and other Loan Documents; (v) an accounts receivable aging report and a Borrowing Base Certificate; (vi) a favorable opinion of counsel to the Borrower as to matters represented and warranted by the Borrower in Section 6 (other than clauses  6.1 (f) and (h)) below;  (vii) the necessary certificates of insurance required by the Security Agreements and the Mortgage; and (viii) all necessary due diligence requested by Lender as to all of the properties covered by the Mortgage, including, without limitation, a lender’s title insurance policy for each of such properties insuring the aggregate amount of all of the Notes.              5.2.       Additional Conditions to Loans by Lender.    The making of any loan under this Agreement is conditioned upon the following: (i) the Borrower’s representations and warranties herein shall be true and correct as of the date of such loan; (ii) there shall exist no Event of Default nor any event which, with notice or lapse of time or both, would become such an Event of Default; (iii) there shall have occurred no material adverse change in the financial condition, business or prospects of the Borrower; and (iv) if it shall have so requested, the Lender shall have received a certificate signed by the Borrower as to the foregoing.  Its acceptance of any loan shall constitute the Borrower’s representation and warranty to the effect set forth in clauses (i), (ii) and (iii) above.

             5.3        Additional Information to be Provided to Lender with Respect to Mortgaged Property.

                           a.          Title Insurance.  Borrower shall have delivered to the Lender a full coverage ALTA form of title insurance policy in an amount not less than the lesser of the full amount of the Loans or the fair market value of the Mortgaged Property, in the aggregate (or, in lieu of a policy, a title commitment containing the title company’s agreement to issue such a policy) insuring that the Mortgage is a valid lien on the Mortgaged Property unencumbered fee simple estate of good and marketable title in the Mortgaged Property, subject only to such exceptions as shall be approved by the Lender’s counsel.  The title insurance policy and issuer shall be subject to the approval of the Lender and shall contain only such title exceptions as shall be approved by the Lender’s counsel and the Lender shall be provided with such endorsements or other agreements of supplemental insurance as Lender shall require at the time of the Loan including a revolving line of credit endorsement.  The cost of such endorsements and any additional fees incurred by Lender for Lender’s counsel shall be paid by Borrower.

                           b.          Survey.  Borrower shall deliver a current survey (or plot plan if sufficient to delete the survey exception in the lender’s title policy) which describes the outline of the Mortgaged Property and shows the location of all easements, encroachments and rights of way existing and foundations, if any, constructed on the Mortgaged Property, and any intended Improvements (the “Survey”).  The Survey shall contain a certification by the surveyor as to whether the Mortgaged Property is in a designated flood hazard area.  If the Survey discloses that the Mortgaged Property is in a flood hazard area, Borrower shall be required to purchase flood insurance in the amount of the Loan or the maximum amount available, whichever is less, which insurance shall name the Lender as first mortgagee and loss payee.

                           c.          Opinions.  The Lender shall be in receipt of such opinions of counsel as the Lender shall reasonably request, which shall be in form and content reasonably satisfactory to the Lender and its counsel, dated as of the date hereof, including, without limitation, opinions regarding (i) the legal existence of the Borrower, the authority of the Borrower to execute all documents as to which each is a party the enforceability of all documents and the existence of any pending or threatened litigation against the Borrower and (ii) that all real and personal property, constituting collateral for the Loan, and the use thereof, will comply with all applicable governmental laws and regulations, including, without limitation, laws and regulations relating to usury, tidelands, wetlands, zoning, subdivision, building, and other federal, state, country, and municipal laws, rules, regulations, and judicial and administrative decisions applicable to the Mortgaged Property.                            d.          Miscellaneous Documents.  The Lender shall be in receipt of:  (i) copies of all agreements which affect the Mortgaged Property including, but not limited to, agreements for the development, management, service, supply or operation of the Mortgaged Property and (ii) an independent appraisal of the Mortgaged Property, by an appraiser satisfactory to the Lender showing an aggregate appraised value satisfactory to Lender.

                           e.          Permits and Approvals.  The Lender shall have (i) received a copy of all variances, licenses, special permits, and any other permits and approvals required for the Mortgaged Property (collectively, the “Approvals”) including, without limitation, septic system approvals and building permits, and (ii) Borrower shall have satisfied all of the terms and conditions of the Approvals.  Further, Borrower shall have provided the Lender with evidence that all gas, sewer, water, electrical, telephone and any other utility services are available at the Mortgaged Property in adequate supply.

                           f.           Environmental Reports.  The Lender shall have received a certified subsoil and structural investigation report and analysis, satisfactory to the Lender, certifying to the absence of oil and hazardous materials on or affecting the Mortgaged Property.

5.4.       Commitment Fee.  Waived by Lender.

6.          Representations and Warranties.

6.1.       The Borrower represents and warrants to the Lender that:  (a) UFP is a duly organized, validly existing corporation in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation and in good standing under the laws of each other jurisdiction in which its business conducted or properties owned requires such qualification; (b) MFT is a duly organized, validly existing corporation in good standing under the laws of the State of Maine and is duly qualified to do business as a foreign corporation and in good standing under the laws of each other jurisdiction in which its business conducted or properties owned requires such qualification; (c)  Borrower has full power to enter into and perform this Agreement, the Notes and other Loan Documents and has taken all necessary corporate, partnership and other action to authorize the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents; (d) this Agreement, the Notes and the Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms; (e) the execution, delivery and performance of this Agreement, the Notes and the Loan Documents will not violate any provision of any existing law or regulation applicable to Borrower or of its operating agreement or other governing documents or of any order or decree of any court, arbitrator or governmental authority or of any contractual undertaking to which it is a party or by which it may be bound; (f) no consents, licenses, approvals or authorizations of, exemptions by or registrations or declarations with, any governmental authority are required with respect to this Agreement, the Notes or the Loan Documents; (g) the Borrower has filed all Federal income and other material tax returns required to be filed by it and has paid all taxes due under this Agreement or under any assessment received by it, other than those being contested in good faith by appropriate proceedings and where appropriate reserves have been established; (h) there is no action, suit or proceeding pending against, or to the Borrower’s knowledge threatened against or affecting Borrower before any court, arbitrator or governmental authority in which there is a reasonable possibility of an adverse decision which could affect materially the business or financial condition of the Borrower or any of their ability to enter into and perform its obligations under this Agreement, the Notes or the Loan Documents; and (i) the Borrower’s balance sheet, if available, as of its last fiscal year end and the related statements of operations for the fiscal period then ended, copies of which have been provided to the Lender, fairly present the financial condition and results of operations of the Borrower as of such date and for such period, and there has occurred no Material Adverse Change since such date. 7.          Covenants of Borrower.

7.1.       The Borrower covenants and agrees with the Lender as follows:

             a.          Loan Payments; Loan Proceeds.  Borrower shall pay all amounts due under the Notes at the times and places and in the manner provided by the Notes and promptly pay when due all other amounts owing to Lender with respect to fees and otherwise as required by the Loan Documents.

             b.          Financial Reporting by Borrower.  Borrower shall furnish to the Lender, from time to time promptly upon request, such information as to the financial condition of the Borrower on a combined and consolidated basis, as the Lender may reasonably request, including, without limitation, the following:

                           (i)          within 45 days after the end of each of the first three (3) fiscal quarters of every fiscal year of Borrower, management prepared financial statements of Borrower and covenant compliance certificates;

                           (ii)         within 21 days after the end of each month, an updated accounts receivable aging report, inventory summary and a borrowing base certificate each in form and substance satisfactory to the Lender;

                           (iii)        within 90 days after the end of each fiscal year, financial statements for Borrower audited by an accounting firm acceptable to Lender in its reasonable discretion;

                           (iv)       within 90 days after the end of each fiscal year of Borrower, Borrower prepared annual projections;

                           (v)        within 90 days after the end of each fiscal year of Borrower, a Borrower prepared annual summary of Borrower’s Divisional performance; and                            (vi)       in the event of any third party business acquisition, such financial information as required by Lender to determine pro-forma compliance with all covenants and conditions of this Agreement prior to any funding under the Acquisition Loan for such acquisition.

             c.          Licenses etc.  Borrower shall preserve its existence as a corporation and all licenses and franchises necessary or convenient for its business; comply with all applicable laws and regulations; maintain all material property necessary or useful in its business in good working order and repair; pay when due all taxes and all lawful claims which otherwise might result in liens on its property; and comply with all funding and other material requirements under the Employee Retirement Income Security Act of 1976, as amended.

             d.          Merger; Ownership.   Borrower shall not merge or consolidate with any Person or sell any material assets except in the ordinary course of business.  There shall be no Change of Control with respect to the Borrower.

             e.          Indebtedness; Subordination of Insider Debt.  Borrower shall not incur or become liable for any Indebtedness for borrowed money (including under capitalized leases) except Indebtedness (i) to the Lender, (ii) consented to in writing by the Lender in advance or (iii) secured by liens permitted under Section 7.1.f. below.  Borrower shall obtain from any shareholders, principals, partners or members, as applicable, the subordination of any outstanding indebtedness owed by Borrower to such party to the Loans and the subordination of any other indebtedness to third party creditors.

             f.           Liens. Borrower shall not create, permit to be created or suffer to exist any security interest, mortgage, lien or other encumbrance upon any material asset or property of the Borrower, except (i) warehousemen’s, mechanics’, carriers’ and other similar liens arising by operation of law in the ordinary course of the Borrower’s business, (ii) liens in favor of the Lender and (iii) purchase money security interests in tangible personal property purchased or leased, where the security interest covers only such property and secures only the cost thereof.

             g.          Loans.  Borrower shall not make any loans or advances to (or guaranty or become contingently liable for obligations of) any person, except (i) endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (ii) customary advances for reimbursable employee business expenses in the ordinary course of business, (iii) loans to officers and directors to finance the purchase of common stock of the Borrower or (iv) other loans to employees and stockholders not in excess of $50,000.00 in the aggregate.

             h.          Investments. Borrower shall not make any investments in securities or obligations of another person except deposits with the Lender, U.S. Treasury securities or money market mutual funds of nationally-recognized sponsors.

             i.           Event of Default. Borrower shall immediately notify the Lender of the occurrence of any Event of Default or any event which, with notice or lapse of time or both, would become such an event.              j.           Taxes.  Borrower will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties or interest would attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any property of the Borrower; provided that neither the Borrower shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings which serve as a matter of law to stay the enforcement of any remedy of the taxing authority or claimant and as to which the Borrower shall have set aside on its books adequate reserves.

             k.          Insurance.  Borrower shall maintain insurance with responsible and reputable insurance companies or associations satisfactory to Lender in such amounts and covering such risks as shall be satisfactory to Lender from time to time, but in any event in amounts sufficient to prevent the Borrower from becoming a co-insurer.  The Borrower shall keep all inventory, equipment, furnishings and other tangible personal property owned by the Borrower and kept or used therein fully insured against fire, lightning and extended coverage perils and against such other risks as the Lender may from time to time require, in an amount equal to the aggregate full insurable value thereof.  Borrower shall in addition ensure compliance with the requirements of the Security Agreements and the Mortgage with respect to insurance.

             l.           Restricted Payments.  Borrower will not make: (i) any payment of cash dividends or distributions with respect to its outstanding capital stock during the term of the Loans if Borrower is not in compliance with all of the covenants set forth in this Agreement, an Event of Default has occurred and is continuing or such payments or distributions would cause the Borrower to not comply with the covenants set forth in this Agreement ; (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any stock interests; or (b) any rights to acquire stock interests in Borrower; or (iii) any payment, loan, advance or other direct or indirect provision of funds or credit by the Borrower to any member (other than salary payments and reimbursement of usual and customary expenses in each case in the ordinary course of business consistent with past practice).

             m.         Debt Service Coverage Ratio.  The Borrower shall not permit its Debt Service Coverage Ratio to be less than 1.15 to 1.0 at any time during Borrower’s fiscal year 2001 and to be less than 1.25 to 1.0 commencing January 1, 2002 and continuing throughout the term of the Loans thereafter to be tested quarterly on a rolling four-quarters basis pursuant to Borrower’s financial statements.

             n.          Maximum Senior Funded Debt/ EBITDA.  Borrower shall not permit the ratio of its Senior Funded Debt to EBITDA. to be more 3.50 to 1.0 to be tested on a quarterly basis, pursuant to Borrower’s financial statements.

             o.          Maximum Total Funded Debt/ EBITDA.  Borrower shall not permit the ratio of its Total Funded Debt to EBITDA. to be more 4.50 to 1.0 to be tested on a quarterly basis, pursuant to Borrower’s financial statements.

             p.          Field Examinations.  At all times that any of the Loans are outstanding, the Lender shall be entitled to conduct field audits at any time within the Lender’s discretion upon reasonable prior notice to Borrower at Borrower’s sole cost provided that, so long as no Event of Default has occurred and is continuing, such audits shall occur no more frequently than semi-annually.              q.          Primary Banking Relationship.   At all times that any of the Loans are outstanding, Borrower shall maintain its primary banking accounts and relationships with Lender.

             r.           Other Information. Borrower shall provide the Lender with such other information as the Lender may from time to time reasonably request.

8.          Events of Default; Remedies.

8.1.       Events of Default.   The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement provided such occurrence exceeds any applicable notice or cure periods:

             a.          The Borrower shall fail to make any payment of principal or interest on the Notes or any other payment obligation in respect of this Agreement within fifteen (15) days after the date when due; or

             b.          Any material representation or warranty of the Borrower contained herein or in any of the other Loan Documents shall at any time prove to have been incorrect in any material respect when made or any representation or warranty made by the Borrower in connection with the execution and delivery of this Agreement or any other instrument, document, certificate or statement executed and delivered in connection with any Loan shall at any time prove to have been incorrect in any material respect when made; or

             c.          The Borrower shall default in the performance of any term, covenant or agreement contained in this Agreement (other than as described in Section 8.1.a. above) and such default shall continue unremedied for thirty (30) days after written notice thereof shall have been given to the Borrower or such additional time as necessary to cure such breach or default provided Borrower has diligently commenced to cure the same and provided that such time period to cure shall not exceed sixty (60) days.  The grace period set forth in this Section 8.1(c) shall not apply to the other Events of Default set forth in this Section 8.1; or

             d.          Any default on the part of the Borrower shall exist, and shall remain unwaived or uncured beyond the expiration of any applicable notice and/or grace period, under the Loan Documents or any other contract, agreement or understanding now existing or hereafter entered into with or for the benefit of  Lender in any capacity or capacities; or

             e.          Any default shall exist and remain unwaived or uncured with respect to any Indebtedness for borrowed money of the Borrower in excess of $50,000.00, or any such Indebtedness shall not have been paid when due, whether by acceleration or otherwise, or shall have been declared to be due and payable prior to its stated maturity, or any event or circumstance shall occur which permits, or with the lapse of time or giving of notice or both would permit, the acceleration of the maturity of any such Indebtedness by the holder or holders thereof; or              f.           The Borrower shall be dissolved, shall become insolvent or bankrupt or shall cease paying its debts as they mature or shall make an assignment for the benefit of creditors; or a trustee, receiver or liquidator shall be appointed for the Borrower or for a substantial part of the property of Borrower; or bankruptcy, reorganization, arrangement, insolvency or similar proceedings shall be instituted by or against the Borrower under the laws of any jurisdiction (provided that, if involuntary, such proceedings shall not be an Event of Default unless they are not stayed or dismissed within sixty (60) days); or

             g.          Any execution or similar process claiming an amount in excess of $50,000.00 shall be issued or levied against the Borrower or any of its property and such writ, attachment, execution or similar process shall not be paid, released, vacated or fully bonded within twenty (20) days after its issue or levy; or any writ of attachment or trustee process shall be served upon the Lender relating to goods, effects or credits of the Borrower in the possession of or maintained with the Lender; or

             h.          The Borrower shall fail to meet its minimum funding requirements under ERISA with respect to any employee benefit plan (or other class of benefit which the PBGC has elected to insure) or any such plan shall be the subject of termination proceedings (whether voluntary or involuntary) and there shall result from such termination proceedings a liability of the Borrower to the PBGC which in the reasonable opinion of the Lender may have a material adverse effect upon the business, operations or financial condition of the Borrower; or

             i.           The Borrower shall suffer any Material Adverse Change or shall suffer substantial loss, theft, taking, damage or destruction to or of any of its property, not covered by insurance, which would have a material adverse effect upon the business, prospects, operations or financial condition of the Borrower; or

             j.           There shall be entered against the Borrower any final judgment not covered by insurance in excess of $50,000.00 which, singly or with any other final judgment or judgments against the Borrower not covered by insurance and which would have a Material Adverse Change upon the business, prospects, operations or financial condition of the Borrower; or

             k.          The Borrower shall become liable under federal or state law for environmental remediation or other measures, the cost of compliance with which is not covered by insurance and would have a material adverse effect upon the business, prospects, operations or financial condition of the Borrower; or

             l.           Entry of any court order against the Borrower which enjoins, restrains or in any way prevents the Borrower from conducting all or any part of its business activities or materially interferes with the ownership, use or occupation of any if its assets which court order is not rescinded or dismissed within twenty (20) days of its issuance;

             m.         The Borrower shall cease to be managed by its present management or other senior management reasonably satisfactory to the Lender or there is a Change in Control.

             For purposes of clauses (i), (j) and (k) above, a loss or liability shall not be deemed to be "not covered by insurance," notwithstanding that the insurer has not paid the claim, if a claim has been submitted in writing and the Borrower reasonably believes that it is covered by the relevant insurance, provided that any claim not paid or agreed to be covered by the insurer within sixty (60) days after it is submitted shall be deemed to be not covered by insurance. 8.2.       Rights and Remedies on Default.  Upon the occurrence of any Event of Default beyond any applicable notice or cure periods and at any time thereafter, in addition to any other rights and remedies available to the Lender under this Agreement or otherwise, the Lender may exercise any one or more of the following rights and remedies (all of which shall be cumulative):

             a.          Declare the entire unpaid principal amount of the Notes and the Obligations then outstanding, all interest accrued and unpaid thereon and all other amounts payable under this Agreement, and all other Indebtedness of the Borrower to the Lender, to be forthwith due and payable, whereupon the same shall become forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

             b.          Terminate either or both of the revolving line of credit provided for in Section 2.1 and the acquisition line of credit provided for in Section 2.2 without notice. If any of the Loans are LIBOR Rate Loans, Bank may immediately terminate the LIBOR Rate Loan and Borrower shall be liable for all LIBOR Breakage Costs resulting from such termination.

             c.          Not permit any additional Letters of Credit under this Agreement and require Borrower to deliver to Lender cash collateral in an amount equal to the aggregate amounts then undrawn on all Letters of Credit or outstanding on acceptances (if any) issued by Lender for  Borrower's account

             d.          Enforce the provisions of this Agreement or the other Loan Documents by legal proceedings for the specific performance of any covenant or agreement contained herein or therein or for the enforcement of any other appropriate legal or equitable remedy, and the Lender may recover damages caused by any breach by the Borrower of the provisions of this Agreement or the other Loan Documents, including court costs, reasonable attorneys' fees and other costs and expenses incurred in the enforcement of the obligations of the Borrower under this Agreement.

             e.          Exercise all rights and remedies under this Agreement and/or under the Notes, the Loan Documents and any other agreement with the Lender; and exercise all other rights and remedies which the Lender may have under applicable law.

8.3.         Set-off.   In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower, all of which are hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Lender to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Lender under this Agreement or otherwise, irrespective of whether or not the Lender shall have made any demand under this Agreement and although said obligations, liabilities or claims, or any of them, may then be contingent or unmatured and without regard for the availability or adequacy of other collateral.  The Borrower also grants to the Lender a security interest with respect to all its deposits and all securities or other property in the possession of the Lender from time to time, and, upon the occurrence of any Event of Default or event which, with giving of notice or lapse of time or both, could become an Event of Default, the Lender may exercise all rights and remedies of a secured party under the Uniform Commercial Code with respect thereto. 9.          Assignment.

             This Agreement shall inure to the benefit of and be binding upon the parties’ respective successors and assigns, provided that the Borrower may not assign any rights or obligations under this Agreement without the prior written consent of the Lender.  It is agreed that the Lender may grant to other financial institutions participations in loans under this Agreement.

10.        Interpretation, Etc.

             This Agreement, the Notes and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof and supersede any prior correspondence or agreements relating thereto.  The headings herein are for convenience of reference only and shall not affect the interpretation hereof.  No provision of this Agreement, the Notes or the other Loan Documents may be amended or waived except by a written instrument signed by the party or parties to be charged.  No failure or delay by the Lender in exercising any right, power or privilege under this Agreement or under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other right, power or privilege.  The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.  If any provision hereof or thereof is prohibited or unenforceable in any jurisdiction, the same shall not affect the remaining provisions hereof and thereof nor affect the validity or enforceability of such provision in any other jurisdiction.  This Agreement shall remain in effect as long as there remains outstanding any sum under any of the Notes or prior to demand for repayment by Lender or the maturity dates contained herein.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument. Borrower irrevocably submits to the jurisdiction of any Massachusetts court or any federal court sitting within the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement.  Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum

11.        Waiver Of Jury Trial.

             THE LENDER AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDER AND THE BORROWER AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS.  NEITHER THE LENDER NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. 12.        Notices.

             Any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing by delivering the same in person to the intended addressee, by overnight courier service with guaranteed next day delivery or by certified United States Mail, postage prepaid sent to the intended addressee at the applicable address set forth on Page 1 hereof or to such different address as either Borrower or Lender shall have designated by written notice to the other sent in accordance herewith.  Copies of all notices to Lender shall also be sent to Brian F. Plunkett, Esquire, Bartlett Hackett Feinberg, Ten High Street,  Boston, MA  02110 and copies of all notices to Borrower shall also be sent to Patrick J. Kinney, Jr., Esq., Lynch, Brewer, Hoffman & Sands, P.C., 101 Federal Street, Boston, MA 02110.   Such notices shall be deemed given when received or, if earlier, in the case of delivery by courier service with guaranteed next day delivery, the next day or the day designated for delivery, or in the case of delivery by certified United States Mail, two days after deposit therein.

13.        Costs and Expenses.

             Borrower agrees to pay on demand all reasonable and customary costs and expenses (including without limitation, reasonable legal fees) of Lender in connection with the preparation, execution and delivery of this Agreement, the Notes and the Loan Documents and any amendments or modifications of any of the foregoing, or in connection with the examination, review or administration of any of the foregoing, as well as the costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel and independent public accountants) incurred by Lender in connection with interpreting, administering, preserving, enforcing or exercising any rights or remedies under this Agreement, the Notes and the Loan Documents, all whether or not legal action is instituted.

[THIS SPACE INTENTIONALLY LEFT BLANK]

EXECUTED under seal as of the date first above written.

LENDER:

CITIZENS BANK OF MASSACHUSETTS

By:

Witness	Bradford J. Buckley, Vice President

BORROWER:

UFP TECHNOLOGIES., INC.

By:

Witness	Ronald J. Lataille, Vice President, Chief Financial Officer and Treasurer

MOULDED FIBRE TECHNOLOGY, INC.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO INDUSTRIES, INC.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO AUTOMOTIVE TRIM, INC.

By:

Witness	Ronald J. Lataille, Treasurer

Exhibit 10:45

ACQUISITION LINE OF CREDIT PROMISSORY NOTE

1.          DEFINED TERMS.  As used in this Acquisition Line of Credit Note (the "Note"), the following terms shall have the following meanings:

1.1	Borrower:	UFP Technologies, Inc.
a Delaware corporation,
172 East Main Street
Georgetown, MA 01833

Moulded Fibre Technology, Inc.
a Maine corporation
301 U.S. Route 1
Scarborough, ME 04074

Simco Industries, Inc.
a Michigan corporation
51362 Quadrate Drive
Macomb Township, Michigan 48042

Simco Automotive Trim, Inc.
a Michigan corporation
51362 Quadrate Drive
Macomb Township, Michigan 48042

1.2	Lender:	Citizens Bank of Massachusetts
28 State Street
Boston, MA 02109

1.3	Loan Amount:	Not to exceed $4,000,000.00

1.4	Interest Rate:	See Section 3 below.

1.5	Maturity Date:	April 30, 2003

             1.6        Loan Agreement:        a certain Revolving Line of Credit, Acquisition Line of Credit, Term Loan and Mortgage Loan Agreement of even date herewith by and between Borrower and Lender.

             1.7        Security Agreements:             certain Security Agreements of even date herewith from each Borrower to Lender covering all of the business assets of each Borrower as more particularly set forth therein.

             1.8        Mortgage:        a certain Mortgage and Security Agreement of even date from UFP Technologies, Inc. to Lender covering property located at 172 East Main Street, Georgetown, MA as more particularly described in the Mortgage.

             1.9        Loan, Loan Documents and Event of Default shall have the same meanings as in the Loan Agreement.  The Loan Documents are incorporated herein by reference.  All capitalized terms used herein and not otherwise defined herein shall have the meanings as set forth in the Loan Agreement.

1.10      Prepayment Period:    In accordance with Section 9 herein.

2.          DEBT: For value received, Borrower hereby promises to pay to the order of Lender the Loan Amount, or so much as has been advanced by Lender from time to time pursuant to the Loan Agreement, together with interest on all unpaid balances from the date of such advances made under this Note at the interest rate set forth in this Note, together with all other amounts due hereunder or under the Loan Documents.  The Loan Amount is a revolving line of credit loan, such that, prior to demand and provided no Events of Default exist under the Note or other Loan Documents, Borrower may from time to time, borrow and re-borrow principal under the Note so long as the outstanding Aggregate Revolving Loans do not exceed the Loan Amount.

3.          INTEREST: Unless the Borrower has elected and been granted a LIBOR Rate Option (as defined in the Loan Agreement) with respect to this Loan (in which case interest shall be computed as provided in the Loan Agreement), the Loan Amount shall accrue interest at a fluctuating per annum rate of interest equal to the Prime Rate (as defined in the Loan Agreement) plus the Applicable Margin (as defined and determined in the Loan Agreement).  Interest shall be calculated on the basis of the number of actual days elapsed and a 360-day year.

4.          PAYMENTS: Borrower shall make payments of interest only on the amounts advanced by Lender under this Note monthly in arrears while any part of the indebtedness evidenced hereby is unpaid commencing on the first day of the month following the date of the initial advance under this Note (the “First Payment Date”) and thereafter on each monthly anniversary of the First Payment Date or, in the event Borrower has elected and been granted a LIBOR Rate Option, in accordance with Section 2.5(a) of the Loan Agreement.

             Borrower shall repay in full each advance under this Note within nine (9) months of the date of such advance by Lender to Borrower under this Note.   Such repayment may occur through additional term financing by Lender to Borrower for each advance under this Note as set forth in the Loan Agreement.  On the Maturity Date or on such earlier date as may be required under the terms of this Note or any of the Loan Documents, Borrower shall pay to Lender the entire then unpaid balance of principal and interest under this Note.

             Any payments on this Note, whether such payment is of a regular installment or represents a prepayment (if permitted hereunder), shall be made in coin and currency of the United States of America which is legal tender for the payment of public and private debts, in immediately available funds, to Lender at Lender's address set forth or at such other address as Lender may from time to time designate in writing. 5.          DEFAULT INTEREST: If any payment due hereunder or under any of the Loan Documents is not paid within fifteen (15) days when due, either at stated or accelerated maturity or pursuant to any of the terms hereof, then and in such event, Borrower shall, in addition to any other payment due hereunder, pay interest thereon from and after the date on which such payment first becomes due at an annual interest rate equal to the Interest Rate plus four percent (4.0%) and such interest shall be due and payable, on demand, at such rate until the entire amount due is paid to Lender, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose the Mortgage.  Nothing in this Section 5 or in any other provision of this Note shall constitute an extension of the time of payment of the indebtedness hereunder.

6.          DELINQUENCY CHARGES:  If a regularly scheduled payment is more than fifteen (15) days late, Borrower will be charged five percent (5%) of the unpaid portion of the regularly scheduled payment.  The amount thereof shall be secured by the Loan Documents and by any other Collateral held by Lender to secure such indebtedness.  Borrower agrees that any such delinquency charges shall not be deemed to be additional interest or penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance.

7.          COSTS AND EXPENSES UPON DEFAULT: After default, in addition to principal, interest and delinquency charges, Lender shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys, fees and expenses, incurred in connection with the protection or realization of collateral or in connection with any of Lender's collection efforts, whether or not suit on this Note is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Security Agreements and the other Loan Documents and by all other Collateral held by Lender as security for Borrower's obligations to Lender.

8.          APPLICATION OF PAYMENTS: Unless an Event of Default has occurred, all payments hereunder shall be applied first to delinquency charges, costs of collection and enforcement and other similar amounts due, if any, under this Note and under the other Loan Documents, then to interest which is due and payable under this Note and the remainder, if any, to principal due and payable under this Note.  If an Event of Default has occurred, such payments may be applied to sums due under this Note or under the other Loan Documents in any order and combination that Lender may, in its sole and absolute discretion, determine.

9.          PERMITTED PREPAYMENT:    Borrower shall have the right to prepay this Note in whole or in part at anytime without payment of premium or penalty for Prime Rate Loans.  In the event of repayment of all or a portion of the Loan or conversion of the Loan from a LIBOR Rate Loan to a Prime Rate Loan for any reason other than the expiration of an Interest Period, the Borrower shall also pay to the Bank all applicable LIBOR Breakage Costs (as defined in the Loan Agreement) and or interest rate hedge agreement breakage costs, if applicable, associated with the repayment or conversion of the Loan in accordance with the Loan Agreement. 10.        COSTS; ILLEGALITY OF LOAN: In addition to principal, interest and delinquency charges, Borrower shall pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and all reasonable expenses and disbursements of counsel, in connection with the protection, realization or enforcement of any of Lender's rights against Borrower and against any collateral given Lender to secure this Note or any other liabilities of Borrower to Lender (whether or not suit or foreclosure is instituted by or against Lender).

11.        WAIVERS: BORROWER SEVERALLY AND IRREVOCABLY WAIVES ITS RIGHTS TO NOTICE AND HEARING TO THE EXTENT PERMITTED BY LAW OF ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, and, further, severally and irrevocably waive presentment for payment, demand, notice of nonpayment, notice of intention to accelerate the maturity of this Note, diligence in collection, commencement of suit against any obligor, notice of protest, and protest of this Note and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, before or after the maturity of this Note, with or without notice to Borrower, and agree that Borrower’s liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.  Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to any substitution, exchange or release of the collateral for this Note, or any part thereof, with or without substitution of said collateral.  Any delay on the part of Lender in exercising any right under this Note shall not operate as a waiver of any such right, and any waiver granted or consented to on one occasion shall not operate as a waiver in the event of any subsequent default.

12.        NO USURY: Borrower shall not be obligated to pay and Lender shall not collect interest at a rate higher than the maximum permitted by law or the maximum that will notsubject the Lender to any civil or criminal penalties.  If, because of the acceleration of maturity the payment of interest in advance or any other reason, Borrower is required, under the provisions of any of the Loan Documents or to otherwise, to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate, together with interest thereon at the rate provided herein from the date of such payment, shall be immediately and automatically applied to the reduction of the unpaid principal balance of Loans as of the date on which such excess payment was made.   If the amount to be so applied to reduction of the unpaid principal balance exceeds the unpaid principal balance, the amount of such excess shall be refunded by Lender to Borrower.

13.        ACCELERATION AND OTHER REMEDIES: If:

             (a)         Borrower fails to pay any sum within fifteen (15) days of when due under this Note; or

             (b)        an "Event of Default", as said term is defined in the Loan Agreement or any other Loan Document, occurs; then, and in any such event, Lender may, at its option, declare the entire unpaid balance of this Note together with interest accrued thereon, to be immediately due and payable and Lender may proceed to exercise any rights or remedies that it may have under this Note, the Loan Agreement, the other Loan Documents or such other rights and remedies which Lender may have at law, equity or otherwise.

14.        JOINT AND SEVERAL LIABILITY: The liabilities of Borrower are joint and several; provided, however, the release by Lender of either Borrower shall not release any other person obligated on account of this Note.   No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities to Lender from the person from whom contribution is sought have been satisfied in full.

15.        SUCCESSORS AND ASSIGNS: This Note shall be binding upon Borrower and upon its respective heirs, successors, assigns and representatives, and shall inure to the benefit of Lender and its successors, endorsees, and assigns.

16.        SECURITY: This Note is secured by the Security Agreements, the Mortgage and the other Loan Documents, and all amendments, modifications, supplements, substitutions, additions, renewals, replacements and extensions thereof.  Any and all deposits or other sums at any time credited by or due from Lender to Borrower and any cash, securities, instruments, or other property of Borrower which now or hereafter are at any time in the possession or control of Lender, constitute additional security to Lender for the liabilities of Borrower to Lender including, without limitation, the liability evidenced hereby, and may be applied or set off by Lender against such liabilities at any time from and after an Event of Default hereunder whether or not other collateral is available to Lender.

17.        COLLECTION: Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by Lender and handled by collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Lender except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender and applied to this indebtedness in the manner elsewhere herein provided.

18.        AMENDMENTS: This Note may be changed or amended only by an agreement in writing signed by the party against whom enforcement is sought.

19.        GOVERNING LAW; SUBMISSION TO JURISDICTION: This Note is given to evidence debt for business or commercial purposes, is being delivered to Lender at one of its offices in The Commonwealth of Massachusetts and shall be governed by and construed under the laws of said Commonwealth.  Borrower hereby submits to personal jurisdiction in said Commonwealth for the enforcement of Borrower's obligations hereunder, under the Loan Agreement and under the other Loan Documents, and waives any and all personal rights under the law of any other state to object to jurisdiction within such Commonwealth for the purposes of litigation to enforce such obligations of Borrower.  In the event such litigation is commenced, Borrower agrees that service of process may be made, and personal jurisdiction over Borrower obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Borrower at the address set forth in the preamble to this Note. 20.        CAPTIONS: All paragraph and subparagraph captions are for convenience of reference only and shall not affect the construction of any provision herein.

             IN WITNESS WHEREOF, this Note has been executed and delivered under seal this ___ day of June, 2001.

BORROWER:

UFP TECHNOLOGIES, INC.

By:

Witness	Ronald J. Lataille, Vice President, Chief Financial Officer and Treasurer

	MOULDED FIBRE TECHNOLOGY, INC	.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO INDUSTRIES, INC.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO AUTOMOTIVE TRIM, INC.

By:

Witness	Ronald J. Lataille, Treasurer

Exhibit 10:45

MORTGAGE PROMISSORY NOTE

1.          DEFINED TERMS.  As used in this Term Promissory Note (the "Note"), the following terms shall have the following meanings:

1.1	Borrower:	UFP Technologies, Inc.
a Delaware corporation,
172 East Main Street
Georgetown, MA 01833

Moulded Fibre Technology, Inc.
a Maine corporation
301 U.S. Route 1
Scarborough, ME 04074

Simco Industries, Inc.
a Michigan corporation
51362 Quadrate Drive
Macomb Township, Michigan 48042

Simco Automotive Trim, Inc.
a Michigan corporation
51362 Quadrate Drive
Macomb Township, Michigan 48042

1.2	Lender:	Citizens Bank of Massachusetts
28 State Street
Boston, MA 02109

1.3	Loan Amount:	$2,500,000.00

1.4	Interest Rate:	See Section 3 below.

1.5	Maturity Date:	June 4, 2006

             1.6        Loan Agreement:        a certain Revolving Line of Credit, Acquisition Line of Credit, Term Loan and Mortgage Loan Agreement of even date herewith by and between Borrower and Lender.

             1.7        Security Agreements:             certain Security Agreements of even date herewith from each Borrower to Lender covering all of the business assets of each Borrower as more particularly set forth therein.

             1.8        Mortgage:        a certain Mortgage and Security Agreement of even date from UFP Technologies, Inc. to Lender covering property located at 172 East Main Street, Georgetown, MA as more particularly described in the Mortgage.

             1.9        Loan, Loan Documents and Event of Default shall have the same meanings as in the Loan Agreement.  The Loan Documents are incorporated herein by reference.  All capitalized terms used herein and not otherwise defined herein shall have the meanings as set forth in the Loan Agreement.

1.10      Prepayment Period:    In accordance with Section 9 herein.

2.          DEBT: For value received, Borrower hereby promises to pay to the order of Lender the Loan Amount, together with interest on all unpaid balances from the date of such advances made under this Note at the interest rate set forth in this Note, together with all other amounts due hereunder or under the Loan Documents.

3.          INTEREST:  Unless the Borrower has elected and been granted a LIBOR Rate Option (as defined in the Loan Agreement) with respect to this Loan (in which case interest shall be computed as provided in the Loan Agreement), the Loan Amount shall accrue interest at a fluctuating per annum rate of interest equal to the Prime Rate (as defined in the Loan Agreement) plus the Applicable Margin (as defined and determined in the Loan Agreement).  Interest shall be calculated on the basis of the number of actual days elapsed and a 360-day year.

4.          PAYMENTS: Borrower shall make payments of interest on the amounts advanced by Lender under this Note monthly in arrears while any part of the indebtedness evidenced hereby is unpaid commencing on the first day of the month following the date of this Note (the “First Payment Date”) and thereafter on each monthly anniversary of the First Payment Date or, in the event Borrower has elected and been granted a LIBOR Rate Option, in accordance with Section 2.5(a) of the Loan Agreement.  In addition to interest payments, Borrower shall make monthly principal payments under the Note based upon a fifteen (15) year straight-line amortization schedule in the amount of $13,889.00.  On the Maturity Date or on such earlier date as may be required under the terms of this Note or any of the Loan Documents, Borrower shall pay to Lender the entire then unpaid balance of principal and interest due under this Note.

             Any payments on this Note, whether such payment is of a regular installment or represents a prepayment (if permitted hereunder), shall be made in coin and currency of the United States of America which is legal tender for the payment of public and private debts, in immediately available funds, to Lender at Lender's address set forth or at such other address as Lender may from time to time designate in writing.

5.          DEFAULT INTEREST: If any payment due hereunder or under any of the Loan Documents is not paid within fifteen (15) days when due, either at stated or accelerated maturity or pursuant to any of the terms hereof, then and in such event, Borrower shall, in addition to any other payment due hereunder, pay interest thereon from and after the date on which such payment first becomes due at an annual interest rate equal to the Interest Rate plus four percent (4.0%) and such interest shall be due and payable, on demand, at such rate until the entire amount due is paid to Lender, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose the Mortgage.  Nothing in this Section 5 or in any other provision of this Note shall constitute an extension of the time of payment of the indebtedness hereunder. 6.          DELINQUENCY CHARGES:  If a regularly scheduled payment is more than fifteen (15)  days late, Borrower will be charged five percent (5%) of the unpaid portion of the regularly scheduled payment.  The amount thereof shall be secured by the Loan Documents and by any other Collateral held by Lender to secure such indebtedness.  Borrower agrees that any such delinquency charges shall not be deemed to be additional interest or penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance.

7.          COSTS AND EXPENSES UPON DEFAULT: After default, in addition to principal, interest and delinquency charges, Lender shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys, fees and expenses, incurred in connection with the protection or realization of collateral or in connection with any of Lender's collection efforts, whether or not suit on this Note is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Security Agreements and the other Loan Documents and by all other Collateral held by Lender as security for Borrower's obligations to Lender.

8.          APPLICATION OF PAYMENTS: Unless an Event of Default has occurred, all payments hereunder shall be applied first to delinquency charges, costs of collection and enforcement and other similar amounts due, if any, under this Note and under the other Loan Documents, then to interest which is due and payable under this Note and the remainder, if any, to principal due and payable under this Note.  If an Event of Default has occurred, such payments may be applied to sums due under this Note or under the other Loan Documents in any order and combination that Lender may, in its sole and absolute discretion, determine.

9.          PERMITTED PREPAYMENT:    Borrower shall have the right to prepay this Note in whole or in part at anytime without payment of premium or penalty for Prime Rate Loans.  In the event of repayment of all or a portion of the Loan or conversion of the Loan from a LIBOR Rate Loan to a Prime Rate Loan for any reason other than the expiration of an Interest Period, the Borrower shall also pay to the Bank all applicable LIBOR Breakage Costs (as defined in the Loan Agreement) and or interest rate hedge agreement breakage costs, if applicable, associated with the repayment or conversion of the Loan in accordance with the Loan Agreement.

10.        COSTS; ILLEGALITY OF LOAN: In addition to principal, interest and delinquency charges, Borrower shall pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and all reasonable expenses and disbursements of counsel, in connection with the protection, realization or enforcement of any of Lender's rights against Borrower and against any collateral given Lender to secure this Note or any other liabilities of Borrower to Lender (whether or not suit or foreclosure is instituted by or against Lender). 11.        WAIVERS: BORROWER SEVERALLY AND IRREVOCABLY WAIVES ITS RIGHTS TO NOTICE AND HEARING TO THE EXTENT PERMITTED BY LAW OF ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, and, further, severally and irrevocably waive presentment for payment, demand, notice of nonpayment, notice of intention to accelerate the maturity of this Note, diligence in collection, commencement of suit against any obligor, notice of protest, and protest of this Note and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, before or after the maturity of this Note, with or without notice to Borrower, and agree that Borrower’s liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.  Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to any substitution, exchange or release of the collateral for this Note, or any part thereof, with or without substitution of said collateral.  Any delay on the part of Lender in exercising any right under this Note shall not operate as a waiver of any such right, and any waiver granted or consented to on one occasion shall not operate as a waiver in the event of any subsequent default.

12.        NO USURY: Borrower shall not be obligated to pay and Lender shall not collect interest at a rate higher than the maximum permitted by law or the maximum that will notsubject the Lender to any civil or criminal penalties.  If, because of the acceleration of maturity the payment of interest in advance or any other reason, Borrower is required, under the provisions of any of the Loan Documents or to otherwise, to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate, together with interest thereon at the rate provided herein from the date of such payment, shall be immediately and automatically applied to the reduction of the unpaid principal balance of Loans as of the date on which such excess payment was made.   If the amount to be so applied to reduction of the unpaid principal balance exceeds the unpaid principal balance, the amount of such excess shall be refunded by Lender to Borrower.

13.        ACCELERATION AND OTHER REMEDIES: If:

             (a)         Borrower fails to pay any sum within fifteen (15) days of when due under this Note; or

             (b)        an "Event of Default", as said term is defined in the Loan Agreement or any other Loan Document, occurs;

then, and in any such event, Lender may, at its option, declare the entire unpaid balance of this Note together with interest accrued thereon, to be immediately due and payable and Lender may proceed to exercise any rights or remedies that it may have under this Note, the Loan Agreement, the other Loan Documents or such other rights and remedies which Lender may have at law, equity or otherwise.

14.        JOINT AND SEVERAL LIABILITY: The liabilities of Borrower are joint and several; provided, however, the release by Lender of either Borrower shall not release any other person obligated on account of this Note.   No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities to Lender from the person from whom contribution is sought have been satisfied in full.

15.        SUCCESSORS AND ASSIGNS: This Note shall be binding upon Borrower and upon its respective heirs, successors, assigns and representatives, and shall inure to the benefit of Lender and its successors, endorsees, and assigns.

16.        SECURITY: This Note is secured by the Security Agreements, the Mortgage and the other Loan Documents, and all amendments, modifications, supplements, substitutions, additions, renewals, replacements and extensions thereof.  Any and all deposits or other sums at any time credited by or due from Lender to Borrower and any cash, securities, instruments, or other property of Borrower which now or hereafter are at any time in the possession or control of Lender, constitute additional security to Lender for the liabilities of Borrower to Lender including, without limitation, the liability evidenced hereby, and may be applied or set off by Lender against such liabilities at any time from and after an Event of Default hereunder whether or not other collateral is available to Lender.

17.        COLLECTION: Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by Lender and handled by collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Lender except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender and applied to this indebtedness in the manner elsewhere herein provided.

18.        AMENDMENTS: This Note may be changed or amended only by an agreement in writing signed by the party against whom enforcement is sought.

19.        GOVERNING LAW; SUBMISSION TO JURISDICTION: This Note is given to evidence debt for business or commercial purposes, is being delivered to Lender at one of its offices in The Commonwealth of Massachusetts and shall be governed by and construed under the laws of said Commonwealth.  Borrower hereby submits to personal jurisdiction in said Commonwealth for the enforcement of Borrower's obligations hereunder, under the Loan Agreement and under the other Loan Documents, and waives any and all personal rights under the law of any other state to object to jurisdiction within such Commonwealth for the purposes of litigation to enforce such obligations of Borrower.  In the event such litigation is commenced, Borrower agrees that service of process may be made, and personal jurisdiction over Borrower obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Borrower at the address set forth in the preamble to this Note.

20.        CAPTIONS: All paragraph and subparagraph captions are for convenience of reference only and shall not affect the construction of any provision herein.

             IN WITNESS WHEREOF, this Note has been executed and delivered under seal this ___ day of June, 2001.

BORROWER:

UFP TECHNOLOGIES, INC.

By:

Witness	Ronald J. Lataille, Vice President, Chief Financial Officer and Treasurer

	MOULDED FIBRE TECHNOLOGY, INC	.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO INDUSTRIES, INC.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO AUTOMOTIVE TRIM, INC.

By:

Witness	Ronald J. Lataille, Treasurer

Exhibit 10:45

REVOLVING LINE OF CREDIT PROMISSORY NOTE

1.          DEFINED TERMS.  As used in this Revolving Line of Credit Note (the "Note"), the following terms shall have the following meanings:

1.1	Borrower:	UFP Technologies, Inc.
a Delaware corporation,
172 East Main Street
Georgetown, MA 01833

Moulded Fibre Technology, Inc.
a Maine corporation
301 U.S. Route 1
Scarborough, ME 04074

Simco Industries, Inc.
a Michigan corporation
51362 Quadrate Drive
Macomb Township, Michigan 48042

Simco Automotive Trim, Inc.
a Michigan corporation
51362 Quadrate Drive
Macomb Township, Michigan 48042

1.2	Lender:	Citizens Bank of Massachusetts
28 State Street
Boston, MA 02109

1.3	Loan Amount:	Not to exceed $10,000,000.00

1.4	Interest Rate:	See Section 3 below.

1.5	Maturity Date:	April 30, 2003

             1.6        Loan Agreement:        a certain Revolving Line of Credit, Acquisition Line of Credit, Term Loan and Mortgage Loan Agreement of even date herewith by and between Borrower and Lender.

             1.7        Security Agreements:             certain Security Agreements of even date herewith from each Borrower to Lender covering all of the business assets of each Borrower as more particularly set forth therein.

             1.8        Mortgage:        a certain Mortgage and Security Agreement of even date from UFP Technologies, Inc. to Lender covering property located at 172 East Main Street, Georgetown, MA as more particularly described in the Mortgage.

             1.9        Loan, Loan Documents and Event of Default shall have the same meanings as in the Loan Agreement.  The Loan Documents are incorporated herein by reference.  All capitalized terms used herein and not otherwise defined herein shall have the meanings as set forth in the Loan Agreement.

             1.10      Prepayment Period:    In accordance with Section 9 herein.

2.          DEBT: For value received, Borrower hereby promises to pay to the order of Lender the Loan Amount, or so much as has been advanced by Lender from time to time pursuant to the Loan Agreement, together with interest on all unpaid balances from the date of such advances made under this Note at the interest rate set forth in this Note, together with all other amounts due hereunder or under the Loan Documents.  The Loan Amount is a revolving line of credit loan, such that, prior to demand and provided no Events of Default exist under the Note or other Loan Documents, Borrower may from time to time, borrow and re-borrow principal under the Note so long as the outstanding Aggregate Revolving Loans do not exceed the Loan Amount.

3.          INTEREST: Unless the Borrower has elected and been granted a LIBOR Rate Option (as defined in the Loan Agreement) with respect to this Loan (in which case interest shall be computed as provided in the Loan Agreement), the Loan Amount shall accrue interest at a fluctuating per annum rate of interest equal to the Prime Rate (as defined in the Loan Agreement) plus the Applicable Margin (as defined and determined in the Loan Agreement).  Interest shall be calculated on the basis of the number of actual days elapsed and a 360-day year.

4.          PAYMENTS: Borrower shall make payments of interest only on the amounts advanced by Lender under this Note monthly in arrears while any part of the indebtedness evidenced hereby is unpaid commencing on the first day of the month following the date of the initial advance under this Note (the “First Payment Date”) and thereafter on each monthly anniversary of the First Payment Date or, in the event Borrower has elected and been granted a LIBOR Rate Option, in accordance with Section 2.5(a) of the Loan Agreement..

             On the Maturity Date or on such earlier date as may be required under the terms of this Note or any of the Loan Documents, Borrower shall pay to Lender the entire then unpaid balance of principal and interest under this Note.

             Any payments on this Note, whether such payment is of a regular installment or represents a prepayment (if permitted hereunder), shall be made in coin and currency of the United States of America which is legal tender for the payment of public and private debts, in immediately available funds, to Lender at Lender's address set forth or at such other address as Lender may from time to time designate in writing.

5.          DEFAULT INTEREST: If any payment due hereunder or under any of the Loan Documents is not paid within fifteen (15) days when due, either at stated or accelerated maturity or pursuant to any of the terms hereof, then and in such event, Borrower shall, in addition to any other payment due hereunder, pay interest thereon from and after the date on which such payment first becomes due at an annual interest rate equal to the Interest Rate plus four percent (4.0%) and such interest shall be due and payable, on demand, at such rate until the entire amount due is paid to Lender, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose the Mortgage.  Nothing in this Section 5 or in any other provision of this Note shall constitute an extension of the time of payment of the indebtedness hereunder.

6.          DELINQUENCY CHARGES:  If a regularly scheduled payment is more than fifteen (15) days late, Borrower will be charged five percent (5%) of the unpaid portion of the regularly scheduled payment.  The amount thereof shall be secured by the Loan Documents and by any other Collateral held by Lender to secure such indebtedness.  Borrower agrees that any such delinquency charges shall not be deemed to be additional interest or penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance.

7.          COSTS AND EXPENSES UPON DEFAULT: After default, in addition to principal, interest and delinquency charges, Lender shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys, fees and expenses, incurred in connection with the protection or realization of collateral or in connection with any of Lender's collection efforts, whether or not suit on this Note is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Security Agreements and the other Loan Documents and by all other Collateral held by Lender as security for Borrower's obligations to Lender.

8.          APPLICATION OF PAYMENTS: Unless an Event of Default has occurred, all payments hereunder shall be applied first to delinquency charges, costs of collection and enforcement and other similar amounts due, if any, under this Note and under the other Loan Documents, then to interest which is due and payable under this Note and the remainder, if any, to principal due and payable under this Note.  If an Event of Default has occurred, such payments may be applied to sums due under this Note or under the other Loan Documents in any order and combination that Lender may, in its sole and absolute discretion, determine.

9.          PERMITTED PREPAYMENT:    Borrower shall have the right to prepay this Note in whole or in part at anytime without payment of premium or penalty for Prime Rate Loans.  In the event of repayment of all or a portion of the Loan or conversion of the Loan from a LIBOR Rate Loan to a Prime Rate Loan for any reason other than the expiration of an Interest Period, the Borrower shall also pay to the Bank all applicable LIBOR Breakage Costs (as defined in the Loan Agreement) and or interest rate hedge agreement breakage costs, if applicable, associated with the repayment or conversion of the Loan in accordance with the Loan Agreement.

10.        COSTS; ILLEGALITY OF LOAN: In addition to principal, interest and delinquency charges, Borrower shall pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and all reasonable expenses and disbursements of counsel, in connection with the protection, realization or enforcement of any of Lender's rights against Borrower and against any collateral given Lender to secure this Note or any other liabilities of Borrower to Lender (whether or not suit or foreclosure is instituted by or against Lender).

11.        WAIVERS: BORROWER SEVERALLY AND IRREVOCABLY WAIVES ITS RIGHTS TO NOTICE AND HEARING TO THE EXTENT PERMITTED BY LAW OF ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, and, further, severally and irrevocably waive presentment for payment, demand, notice of nonpayment, notice of intention to accelerate the maturity of this Note, diligence in collection, commencement of suit against any obligor, notice of protest, and protest of this Note and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, before or after the maturity of this Note, with or without notice to Borrower, and agree that Borrower’s liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.  Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to any substitution, exchange or release of the collateral for this Note, or any part thereof, with or without substitution of said collateral.  Any delay on the part of Lender in exercising any right under this Note shall not operate as a waiver of any such right, and any waiver granted or consented to on one occasion shall not operate as a waiver in the event of any subsequent default.

12.        NO USURY: Borrower shall not be obligated to pay and Lender shall not collect interest at a rate higher than the maximum permitted by law or the maximum that will notsubject the Lender to any civil or criminal penalties.  If, because of the acceleration of maturity the payment of interest in advance or any other reason, Borrower is required, under the provisions of any of the Loan Documents or to otherwise, to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate, together with interest thereon at the rate provided herein from the date of such payment, shall be immediately and automatically applied to the reduction of the unpaid principal balance of Loans as of the date on which such excess payment was made.   If the amount to be so applied to reduction of the unpaid principal balance exceeds the unpaid principal balance, the amount of such excess shall be refunded by Lender to Borrower.

13.        ACCELERATION AND OTHER REMEDIES: If:

             (a)         Borrower fails to pay any sum within fifteen (15) days of when due under this Note; or

             (b)        an "Event of Default", as said term is defined in the Loan Agreement or any other Loan Document, occurs;

then, and in any such event, Lender may, at its option, declare the entire unpaid balance of this Note together with interest accrued thereon, to be immediately due and payable and Lender may proceed to exercise any rights or remedies that it may have under this Note, the Loan Agreement, the other Loan Documents or such other rights and remedies which Lender may have at law, equity or otherwise.

14.        JOINT AND SEVERAL LIABILITY: The liabilities of Borrower are joint and several; provided, however, the release by Lender of either Borrower shall not release any other person obligated on account of this Note.   No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities to Lender from the person from whom contribution is sought have been satisfied in full.

15.        SUCCESSORS AND ASSIGNS: This Note shall be binding upon Borrower and upon its respective heirs, successors, assigns and representatives, and shall inure to the benefit of Lender and its successors, endorsees, and assigns.

16.        SECURITY: This Note is secured by the Security Agreements, the Mortgage and the other Loan Documents, and all amendments, modifications, supplements, substitutions, additions, renewals, replacements and extensions thereof.  Any and all deposits or other sums at any time credited by or due from Lender to Borrower and any cash, securities, instruments, or other property of Borrower which now or hereafter are at any time in the possession or control of Lender, constitute additional security to Lender for the liabilities of Borrower to Lender including, without limitation, the liability evidenced hereby, and may be applied or set off by Lender against such liabilities at any time from and after an Event of Default hereunder whether or not other collateral is available to Lender.

17.        COLLECTION: Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by Lender and handled by collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Lender except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender and applied to this indebtedness in the manner elsewhere herein provided.

18.        AMENDMENTS: This Note may be changed or amended only by an agreement in writing signed by the party against whom enforcement is sought.

19.        GOVERNING LAW; SUBMISSION TO JURISDICTION: This Note is given to evidence debt for business or commercial purposes, is being delivered to Lender at one of its offices in The Commonwealth of Massachusetts and shall be governed by and construed under the laws of said Commonwealth.  Borrower hereby submits to personal jurisdiction in said Commonwealth for the enforcement of Borrower's obligations hereunder, under the Loan Agreement and under the other Loan Documents, and waives any and all personal rights under the law of any other state to object to jurisdiction within such Commonwealth for the purposes of litigation to enforce such obligations of Borrower.  In the event such litigation is commenced, Borrower agrees that service of process may be made, and personal jurisdiction over Borrower obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Borrower at the address set forth in the preamble to this Note.

20.        CAPTIONS: All paragraph and subparagraph captions are for convenience of reference only and shall not affect the construction of any provision herein.

             IN WITNESS WHEREOF, this Note has been executed and delivered under seal this ___ day of June, 2001.

BORROWER:

UFP TECHNOLOGIES, INC.

By:

Witness	Ronald J. Lataille, Vice President, Chief Financial Officer and Treasurer

	MOULDED FIBRE TECHNOLOGY, INC	.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO INDUSTRIES, INC.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO AUTOMOTIVE TRIM, INC.

By:

Witness	Ronald J. Lataille, Treasurer

Exhibit 10:45

TERM PROMISSORY NOTE

1.          DEFINED TERMS.  As used in this Term Promissory Note (the "Note"), the following terms shall have the following meanings:

1.1	Borrower:	UFP Technologies, Inc.
a Delaware corporation,
172 East Main Street
Georgetown, MA 01833

Moulded Fibre Technology, Inc.
a Maine corporation
301 U.S. Route 1
Scarborough, ME 04074

Simco Industries, Inc.
a Michigan corporation
51362 Quadrate Drive
Macomb Township, Michigan 48042

Simco Automotive Trim, Inc.
a Michigan corporation
51362 Quadrate Drive
Macomb Township, Michigan 48042

1.2	Lender:	Citizens Bank of Massachusetts
28 State Street
Boston, MA 02109

1.3	Loan Amount:	$6,500,000.00

1.4	Interest Rate:	See Section 3 below.

1.5	Maturity Date:	June 4, 2006

             1.6        Loan Agreement:        a certain Revolving Line of Credit, Acquisition Line of Credit, Term Loan and Mortgage Loan Agreement of even date herewith by and between Borrower and Lender.

             1.7        Security Agreements:             certain Security Agreements of even date herewith from each Borrower to Lender covering all of the business assets of each Borrower as more particularly set forth therein.

             1.8        Mortgage:        a certain Mortgage and Security Agreement of even date from UFP Technologies, Inc. to Lender covering property located at 172 East Main Street, Georgetown, MA as more particularly described in the Mortgage.

             1.9        Loan, Loan Documents and Event of Default shall have the same meanings as in the Loan Agreement.  The Loan Documents are incorporated herein by reference.  All capitalized terms used herein and not otherwise defined herein shall have the meanings as set forth in the Loan Agreement.

1.10      Prepayment Period:    In accordance with Section 9 herein.

2.          DEBT: For value received, Borrower hereby promises to pay to the order of Lender the Loan Amount, together with interest on all unpaid balances from the date of such advances made under this Note at the interest rate set forth in this Note, together with all other amounts due hereunder or under the Loan Documents.

3.          INTEREST:   Unless the Borrower has elected and been granted a LIBOR Rate Option (as defined in the Loan Agreement) with respect to this Loan (in which case interest shall be computed as provided in the Loan Agreement), the Loan Amount shall accrue interest at a fluctuating per annum rate of interest equal to the Prime Rate (as defined in the Loan Agreement) plus the Applicable Margin (as defined and determined in the Loan Agreement).  Interest shall be calculated on the basis of the number of actual days elapsed and a 360-day year.

4.          PAYMENTS: Borrower shall make payments of interest on the amounts advanced by Lender under this Note monthly in arrears while any part of the indebtedness evidenced hereby is unpaid commencing on the first day of the month following the date of this Note (the “First Payment Date”) and thereafter on each monthly anniversary of the First Payment Date or, in the event Borrower has elected and been granted a LIBOR Rate Option, in accordance with Section 2.5(a) of the Loan Agreement.  In addition to interest payments, Borrower shall make monthly principal payments under the Note based upon a five (5) year straight-line amortization schedule in the amount of $108,333.00 .  On the Maturity Date or on such earlier date as may be required under the terms of this Note or any of the Loan Documents, Borrower shall pay to Lender the entire then unpaid balance of principal and interest due under this Note.

             Any payments on this Note, whether such payment is of a regular installment or represents a prepayment (if permitted hereunder), shall be made in coin and currency of the United States of America which is legal tender for the payment of public and private debts, in immediately available funds, to Lender at Lender's address set forth or at such other address as Lender may from time to time designate in writing.

5.          DEFAULT INTEREST: If any payment due hereunder or under any of the Loan Documents is not paid within fifteen (15) days when due, either at stated or accelerated maturity or pursuant to any of the terms hereof, then and in such event, Borrower shall, in addition to any other payment due hereunder, pay interest thereon from and after the date on which such payment first becomes due at an annual interest rate equal to the Interest Rate plus four percent (4.0%) and such interest shall be due and payable, on demand, at such rate until the entire amount due is paid to Lender, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose the Mortgage.  Nothing in this Section 5 or in any other provision of this Note shall constitute an extension of the time of payment of the indebtedness hereunder.

6.          DELINQUENCY CHARGES:  If a regularly scheduled payment is more than fifteen (15) days late, Borrower will be charged five percent (5%) of the unpaid portion of the regularly scheduled payment.  The amount thereof shall be secured by the Loan Documents and by any other Collateral held by Lender to secure such indebtedness.  Borrower agrees that any such delinquency charges shall not be deemed to be additional interest or penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance.

7.          COSTS AND EXPENSES UPON DEFAULT: After default, in addition to principal, interest and delinquency charges, Lender shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys, fees and expenses, incurred in connection with the protection or realization of collateral or in connection with any of Lender's collection efforts, whether or not suit on this Note is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Security Agreements and the other Loan Documents and by all other Collateral held by Lender as security for Borrower's obligations to Lender.

8.          APPLICATION OF PAYMENTS: Unless an Event of Default has occurred, all payments hereunder shall be applied first to delinquency charges, costs of collection and enforcement and other similar amounts due, if any, under this Note and under the other Loan Documents, then to interest which is due and payable under this Note and the remainder, if any, to principal due and payable under this Note.  If an Event of Default has occurred, such payments may be applied to sums due under this Note or under the other Loan Documents in any order and combination that Lender may, in its sole and absolute discretion, determine.

9.          PERMITTED PREPAYMENT:    Borrower shall have the right to prepay this Note in whole or in part at anytime without payment of premium or penalty for Prime Rate Loans.  In the event of repayment of all or a portion of the Loan or conversion of the Loan from a LIBOR Rate Loan to a Prime Rate Loan for any reason other than the expiration of an Interest Period, the Borrower shall also pay to the Bank all applicable LIBOR Breakage Costs (as defined in the Loan Agreement) and or interest rate hedge agreement breakage costs, if applicable, associated with the repayment or conversion of the Loan in accordance with the Loan Agreement.

10.        COSTS; ILLEGALITY OF LOAN: In addition to principal, interest and delinquency charges, Borrower shall pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and all reasonable expenses and disbursements of counsel, in connection with the protection, realization or enforcement of any of Lender's rights against Borrower and against any collateral given Lender to secure this Note or any other liabilities of Borrower to Lender (whether or not suit or foreclosure is instituted by or against Lender).

11.        WAIVERS: BORROWER SEVERALLY AND IRREVOCABLY WAIVES ITS RIGHTS TO NOTICE AND HEARING TO THE EXTENT PERMITTED BY LAW OF ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, and, further, severally and irrevocably waive presentment for payment, demand, notice of nonpayment, notice of intention to accelerate the maturity of this Note, diligence in collection, commencement of suit against any obligor, notice of protest, and protest of this Note and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, before or after the maturity of this Note, with or without notice to Borrower, and agree that Borrower’s liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.  Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to any substitution, exchange or release of the collateral for this Note, or any part thereof, with or without substitution of said collateral.  Any delay on the part of Lender in exercising any right under this Note shall not operate as a waiver of any such right, and any waiver granted or consented to on one occasion shall not operate as a waiver in the event of any subsequent default.

12.        NO USURY: Borrower shall not be obligated to pay and Lender shall not collect interest at a rate higher than the maximum permitted by law or the maximum that will not subject the Lender to any civil or criminal penalties.  If, because of the acceleration of maturity the payment of interest in advance or any other reason, Borrower is required, under the provisions of any of the Loan Documents or to otherwise, to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate, together with interest thereon at the rate provided herein from the date of such payment, shall be immediately and automatically applied to the reduction of the unpaid principal balance of Loans as of the date on which such excess payment was made.   If the amount to be so applied to reduction of the unpaid principal balance exceeds the unpaid principal balance, the amount of such excess shall be refunded by Lender to Borrower.

13.        ACCELERATION AND OTHER REMEDIES: If:

             (a)         Borrower fails to pay any sum within fifteen (15) days of when due under this Note; or

             (b)        an "Event of Default", as said term is defined in the Loan Agreement or any other Loan Document, occurs;

then, and in any such event, Lender may, at its option, declare the entire unpaid balance of this Note together with interest accrued thereon, to be immediately due and payable and Lender may proceed to exercise any rights or remedies that it may have under this Note, the Loan Agreement, the other Loan Documents or such other rights and remedies which Lender may have at law, equity or otherwise.

14.        JOINT AND SEVERAL LIABILITY: The liabilities of Borrower are joint and several; provided, however, the release by Lender of either Borrower shall not release any other person obligated on account of this Note.   No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities to Lender from the person from whom contribution is sought have been satisfied in full.

15.        SUCCESSORS AND ASSIGNS: This Note shall be binding upon Borrower and upon its respective heirs, successors, assigns and representatives, and shall inure to the benefit of Lender and its successors, endorsees, and assigns.

16.        SECURITY: This Note is secured by the Security Agreements, the Mortgage and the other Loan Documents, and all amendments, modifications, supplements, substitutions, additions, renewals, replacements and extensions thereof.  Any and all deposits or other sums at any time credited by or due from Lender to Borrower and any cash, securities, instruments, or other property of Borrower which now or hereafter are at any time in the possession or control of Lender, constitute additional security to Lender for the liabilities of Borrower to Lender including, without limitation, the liability evidenced hereby, and may be applied or set off by Lender against such liabilities at any time from and after an Event of Default hereunder whether or not other collateral is available to Lender.

17.        COLLECTION: Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by Lender and handled by collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Lender except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender and applied to this indebtedness in the manner elsewhere herein provided.

18.        AMENDMENTS: This Note may be changed or amended only by an agreement in writing signed by the party against whom enforcement is sought.

19.        GOVERNING LAW; SUBMISSION TO JURISDICTION: This Note is given to evidence debt for business or commercial purposes, is being delivered to Lender at one of its offices in The Commonwealth of Massachusetts and shall be governed by and construed under the laws of said Commonwealth.  Borrower hereby submits to personal jurisdiction in said Commonwealth for the enforcement of Borrower's obligations hereunder, under the Loan Agreement and under the other Loan Documents, and waives any and all personal rights under the law of any other state to object to jurisdiction within such Commonwealth for the purposes of litigation to enforce such obligations of Borrower.  In the event such litigation is commenced, Borrower agrees that service of process may be made, and personal jurisdiction over Borrower obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Borrower at the address set forth in the preamble to this Note.

20.        CAPTIONS: All paragraph and subparagraph captions are for convenience of reference only and shall not affect the construction of any provision herein.

             IN WITNESS WHEREOF, this Note has been executed and delivered under seal this ___ day of June, 2001.

BORROWER:

UFP TECHNOLOGIES, INC.

By:

Witness	Ronald J. Lataille, Vice President, Chief Financial Officer and Treasurer

	MOULDED FIBRE TECHNOLOGY, INC	.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO INDUSTRIES, INC.

By:

Witness	Ronald J. Lataille, Treasurer

SIMCO AUTOMOTIVE TRIM, INC.

By:

Witness	Ronald J. Lataille, Treasurer